                                     10(AA)


                                CREDIT AGREEMENT
                                    BETWEEN
                            SAF FUNDING CORPORATION
                                      AND
                            THE CHASE MANHATTAN BANK
                             DATED AUGUST 16, 1996
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                                                         [Execution Counterpart]

          ************************************************************




                             SAF FUNDING CORPORATION

                          -----------------------------



                                CREDIT AGREEMENT

                           Dated as of August 16, 1996



                         ------------------------------



                            THE CHASE MANHATTAN BANK,
                             as Administrative Agent

          ************************************************************








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                                TABLE OF CONTENTS

                  This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience of reference only.

                                                                                                                Page
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
Section 1.  Definitions and Accounting Matters..................................................................  1
         1.01  Certain Defined Terms............................................................................  1
         1.02  Accounting Terms and Determinations..............................................................  8
         1.03  Types of Loans...................................................................................  9
         1.04  Subsidiaries.....................................................................................  9

Section 2.  Commitments, Loans, Notes and Prepayments...........................................................  9
         2.01  Loans............................................................................................  9
         2.02  Borrowings.......................................................................................  9
         2.03  Changes of Commitments...........................................................................  9
         2.04  Commitment Fee...................................................................................  9
         2.05  Lending Offices.................................................................................. 10
         2.06  Several Obligations; Remedies Independent........................................................ 10
         2.07  Notes............................................................................................ 10
         2.08  Optional Prepayments of Loans.................................................................... 10
         2.09  Mandatory Prepayments and Reductions of Commitments.............................................. 11
         2.10  Extension of Commitment Termination Date......................................................... 11

Section 3.  Payments of Principal and Interest.................................................................. 13
         3.01  Repayment of Loans............................................................................... 13
         3.02  Interest......................................................................................... 13

Section 4.  Payments; Pro Rata Treatment; Computations; Etc..................................................... 13
         4.01  Payments......................................................................................... 13




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

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         4.02  Pro Rata Treatment............................................................................... 14
         4.03  Computations..................................................................................... 14
         4.04  Minimum Amounts.................................................................................. 15
         4.05  Certain Notices.................................................................................. 15
         4.06  Non-Receipt of Funds by the Administrative Agent................................................. 15
         4.07  Sharing of Payments, Etc......................................................................... 16

Section 5.  Yield Protection, Etc............................................................................... 17
         5.01  Additional Costs................................................................................. 17
         5.02  Limitation on Types of Loans..................................................................... 18
         5.03  Illegality....................................................................................... 19
         5.04  Treatment of Affected Loans...................................................................... 19
         5.05  Compensation..................................................................................... 20
         5.06  U.S. Taxes....................................................................................... 20
         5.07  Replacement of Lenders........................................................................... 21

Section 6.  Conditions Precedent................................................................................ 22
         6.01  Effectiveness.................................................................................... 22
         6.02  Initial and Subsequent Loans..................................................................... 23

Section 7.  Representations and Warranties...................................................................... 24
         7.01  Corporate Existence.............................................................................. 24
         7.02  Financial Condition.............................................................................. 24
         7.03  Litigation....................................................................................... 25
         7.04  No Breach........................................................................................ 25
         7.05  Action........................................................................................... 25
         7.06  Approvals........................................................................................ 25
         7.07  Taxes............................................................................................ 25


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
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         7.08  Use of Credit.................................................................................... 26
         7.09  Special Purpose Company.......................................................................... 26
         7.10  Capitalization................................................................................... 26
         7.11  ERISA............................................................................................ 26

Section 8.  Covenants of the Company............................................................................ 26
         8.01  Financial Statements, Etc........................................................................ 26
         8.02  Litigation....................................................................................... 27
         8.03  Existence, Etc................................................................................... 27
         8.04  Limited Purpose Company.......................................................................... 27
         8.05  Use of Proceeds.................................................................................. 28
         8.06  Modifications of Certain Documents............................................................... 28

Section 9.  Events of Default................................................................................... 28

Section 10.  The Administrative Agent........................................................................... 30
         10.01  Appointment, Powers and Immunities.............................................................. 30
         10.02  Reliance by Administrative Agent................................................................ 31
         10.03  Defaults........................................................................................ 31
         10.04  Rights as a Lender.............................................................................. 32
         10.05  Indemnification................................................................................. 32
         10.06  Non-Reliance on Administrative Agent and Other Lenders.......................................... 32
         10.07  Failure to Act.................................................................................. 33
         10.08  Resignation or Removal of Administrative Agent.................................................. 33
         10.09  Consents under Other Credit Documents........................................................... 33

Section 11.  Miscellaneous...................................................................................... 33
         11.01  Waiver.......................................................................................... 33
         11.02  Notices......................................................................................... 34



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

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
         11.03  Amendments, Etc................................................................................. 34
         11.04  Successors and Assigns.......................................................................... 34
         11.05  Assignments and Participations.................................................................. 34
         11.06  Survival........................................................................................ 36
         11.07  Captions........................................................................................ 36
         11.08  Counterparts.................................................................................... 36
         11.09  Governing Law; Submission to Jurisdiction....................................................... 36
         11.10  Waiver of Jury Trial............................................................................ 37
         11.11  Treatment of Certain Information; Confidentiality............................................... 37
         11.12  No Recourse..................................................................................... 38



EXHIBIT A
                - Form of Note
EXHIBIT B
                - Form of Borrowing Notice
EXHIBIT C-1
                - Form of Company Pledge Agreement
EXHIBIT C-2
                - Form of Parent Pledge Agreement
EXHIBIT D
                - Form of Put Agreement
EXHIBIT E
                - Form of Standby Purchase Agreement
EXHIBIT F
                - Form of Opinion of Counsel to
                    the Company

EXHIBIT G
                - Form of Opinion of Special New York
                    Counsel to Chase

EXHIBIT H
                - Form of Confidentiality Agreement
EXHIBIT I
                - Form of Assignment and Acceptance




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                                      -6-





                  CREDIT AGREEMENT dated as of August 16, 1996, between: SAF FUNDING CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "COMPANY"); each of the lenders that is a signatory hereto identified under the caption "LENDERS" on the signature pages hereto and each lender that becomes a "Lender" after the date hereof pursuant to
Section 11.05(b) hereof (individually, a "LENDER" and, collectively, the "LENDERS"); and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

                  The Company has requested that the Lenders make loans to it in an aggregate principal amount not exceeding $100,000,000 and the Lenders are prepared to make such loans upon the terms and conditions hereof. Accordingly, the parties hereto agree as follows:

                  Section 1.  DEFINITIONS AND ACCOUNTING MATTERS.

                  1.01 CERTAIN DEFINED TERMS. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and VICE VERSA):

                  "APPLICABLE LENDING OFFICE" shall mean, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or of an affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other office of such Lender (or of an affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Company as the office by which its Loans of such Type are to be made and maintained.

                  "APPLICABLE MARGIN" shall mean: (a) with respect to Base Rate Loans, 0% per annum; and (b) with respect to Eurodollar Loans, 3/4 of 1% per annum.

                  "BANKRUPTCY CODE" shall mean the Federal Bankruptcy Code of 1978, as amended from time to time.

                  "BASE RATE" shall mean, for any day, a rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus 1/2 of 1% and (b) the Prime Rate for such day. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

                  "BASE RATE LOANS" shall mean Loans that bear interest at rates based upon the Base Rate.

                  "BASIC DOCUMENTS" shall mean, collectively, the Credit Documents, the Preferred Stock Certificates and the Standby Purchase Agreement.

                  "BASLE ACCORD" shall mean the proposals for risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, modified and supplemented and in effect from time to time or any replacement thereof.



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                                      - 7 -


                  "BORROWING NOTICE" shall mean a Borrowing Notice substantially in the form of Exhibit B hereto.

                  "BUSINESS DAY" shall mean any day (a) on which commercial banks are not authorized or required to close in New York City and (b) if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, a Conversion of or into, or an Interest Period for, a Eurodollar Loan or a notice by the Company with respect to any such borrowing, payment, prepayment, Conversion or Interest Period, that is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

                  "CAPITAL LEASE OBLIGATIONS" shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

                  "CHASE" shall mean The Chase Manhattan Bank and any successor entity.

                  "CLOSING DATE" shall mean the first date upon which each of the conditions precedent specified in Section 6.01 hereof shall have been satisfied.

                  "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "COMMITMENT" shall mean, as to each Lender, the obligation of such Lender to make Loans in an aggregate principal amount up to but not exceeding the amount set opposite the name of such Lender on the signature pages hereof under the caption "Commitment" or, in the case of a Person that becomes a Lender pursuant to an assignment permitted under Section 11.05(b) hereof, as specified in the respective instrument of assignment pursuant to which such assignment is effected (as the same may be reduced at any time or from time to time pursuant to Section 2.03 hereof).

                  "COMMITMENT TERMINATION DATE" shall mean June 30, 1997, subject to extension as provided in Section 2.10 hereof.

                  "COMPANY PLEDGE AGREEMENT" shall mean a Pledge and Security Agreement substantially in the form of Exhibit C-1 hereto between the Company and the Administrative Agent, as the same shall be modified and supplemented and in effect from time to time.

                  "CONTINUE", "CONTINUATION" and "CONTINUED" shall refer to the continuation of a Eurodollar Loan from one Interest Period to the next Interest Period.

                  "CONVERT", "CONVERSION" and "CONVERTED" shall refer to a conversion of one Type of Loan into another Type of Loan, which may be accompanied by the transfer by a Lender (at its sole discretion) of a Loan from one Applicable Lending Office to another.

                  "CREDIT DOCUMENTS" shall mean, collectively, this Agreement, the Notes, the Pledge Agreements and the Put Agreement.

                  "DEFAULT" shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.


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                                      - 8 -


                  "DIVIDEND PAYMENT" shall mean dividends (in cash, Property or obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition of, any shares of any class of stock of the Company or of any warrants, options or other rights to acquire the same (or to make any payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market or equity value of the Company), but excluding dividends payable solely in shares of common stock of the Company.

                  "DOLLARS" and "$" shall mean lawful money of the United States of America.

                  "EQUITY RIGHTS" shall mean, with respect to any Person, any subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders' or voting trust agreements) for the issuance, sale, registration or voting of, or securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "ERISA AFFILIATE" shall mean any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which the Company is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and
Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which the Company is a member.

                  "EURODOLLAR BASE RATE" shall mean, with respect to any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) quoted by Chase at approximately 11:00 a.m. London time (or as soon thereafter as practicable) on the date two Business Days prior to the first day of such Interest Period for the offering by Chase to leading banks in the London interbank market of Dollar deposits having a term comparable to such Interest Period and in an amount comparable to the principal amount of the Eurodollar Loan to be made by Chase for such Interest Period. If Chase is not participating in any Eurodollar Loans during any Interest Period therefor, the Eurodollar Base Rate for such Loans for such Interest Period shall be determined by reference to the amount of such Loans that Chase would have made or had outstanding had it been participating in such Loan during such Interest Period.

                  "EURODOLLAR LOANS" shall mean Loans that bear interest at rates based on rates referred to in the definition of "Eurodollar Base Rate" in this Section 1.01.

                  "EURODOLLAR RATE" shall mean, for any Eurodollar Loan for any Interest Period therefor, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the Eurodollar Base Rate for such Loan for such Interest Period divided by 1 minus the Reserve Requirement (if any) for such Loan for such Interest Period.

                  "EVENT OF DEFAULT" shall have the meaning assigned to such term in Section 9 hereof.

                  "EXISTING COMMITMENT TERMINATION DATE" shall have the meaning assigned to such term in Section 2.10 hereof.

                  "FEDERAL FUNDS RATE" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, PROVIDED that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published for any Business Day, the Federal Funds Rate for such Business Day shall be the average rate charged to Chase on such Business Day on such transactions as determined by the Administrative Agent.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time.

                  "GUARANTEE" shall mean a guarantee, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) Property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of such debtor's obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank or other financial institution to issue a letter of credit or other similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "GUARANTEE" and "GUARANTEED" used as a verb shall have a correlative meaning.

                  "INDEBTEDNESS" shall mean, for any Person: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person;
(d) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; and (f) Indebtedness of others Guaranteed by such Person.

                  "INTEREST PERIOD" shall mean, with respect to any Eurodollar Loan, each period commencing on the date such Eurodollar Loan is made or Converted from a Base Rate Loan or (in the event of a Continuation) the last day of the next preceding Interest Period for such Loan and ending on the numerically corresponding day in the third calendar month thereafter, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (a) no Interest Period may commence before and end after any Principal Payment Date unless, after giving effect thereto, the aggregate principal amount of the Loans having Interest Periods that end after such Principal Payment Date shall be equal to or less than the aggregate principal amount of the Loans scheduled to be outstanding after giving effect to the payments of principal required to be made on such Principal Payment Date; (b) each Interest Period that would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (c) notwithstanding clause (a) above, no Interest Period shall have a duration of less than three months and, if the Interest Period for any Eurodollar Loan would otherwise be a shorter period, such Loan shall not be available hereunder for such period.

                  "INTEREST RATE PROTECTION AGREEMENT" shall mean, for any Person, an interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more financial institutions providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

                  "INVESTMENT" shall mean, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person); (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person; or (d) the entering into of any Interest Rate Protection Agreement.

                  "LIEN" shall mean, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this Agreement and the other Credit Documents, a Person shall be deemed to own subject to a Lien any Property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.

                  "LOANS" shall mean the loans provided for in Section 2.01 hereof, which shall be Eurodollar Loans except as provided therein.

                  "MAJORITY LENDERS" shall mean Lenders having at least 66-2/3% of the aggregate amount of the Commitments or, if the Commitments shall have terminated, Lenders holding at least 66-2/3% of the aggregate unpaid principal amount of the Loans; PROVIDED that, if at any time State Auto Mutual shall acquire a portion (but less than all) of the Loans pursuant to the Put Agreement, State Auto Mutual shall not be counted as a "Lender" for purposes of determining the Majority Lenders under this Agreement.

                  "MULTIEMPLOYER PLAN" shall mean a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Company and that is covered by Title IV of ERISA.

                  "NOTES" shall mean the promissory notes provided for by
Section 2.07 hereof and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

                  "PARENT" shall mean Broad Street Contract Services, Inc., a Delaware corporation.

                  "PARENT PLEDGE AGREEMENT" shall mean a Pledge Agreement substantially in the form of Exhibit C-2 hereto between the Parent and the Administrative Agent, as the same shall be modified and supplemented and in effect from time to time.

                  "PERMITTED INVESTMENTS" shall mean: (a) direct obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or of any agency thereof, in either case maturing not more than 90 days from the date of acquisition thereof; (b) certificates of deposit issued by any bank or trust company organized under the laws of the United States of America or any state thereof and having capital, surplus and undivided profits of at least $500,000,000, maturing not more than 90 days from the date of acquisition thereof; and (c) commercial paper rated A-1 or better or P-1 by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or Moody's Investors Services, Inc., respectively, maturing not more than 90 days from the date of acquisition thereof; in each case so long as the same (i) provide for the payment of principal and interest (and not principal alone or interest alone) and (ii) are not subject to any contingency regarding the payment of principal or interest.

                  "PERSON" shall mean any individual, corporation, company, voluntary association, partnership, limited liability company, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

                  "PLAN" shall mean an employee benefit or other plan established or maintained by the Company and that is covered by Title IV of ERISA, other than a Multiemployer Plan.

                  "PLEDGE AGREEMENTS" shall mean the Company Pledge Agreement and the Parent Pledge Agreement.

                  "POST-DEFAULT RATE" shall mean a rate per annum equal to 2% PLUS the Base Rate as in effect from time to time PLUS the Applicable Margin for Base Rate Loans, PROVIDED that, with respect to principal of a Eurodollar Loan that shall become due (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise) on a day other than the last day of the Interest Period therefor, the "Post-Default Rate" shall be, for the period from and including such due date to but excluding the last day of such Interest Period, 2% PLUS the interest rate for such Loan as provided in Section 3.02(b) hereof and, thereafter, the rate provided for above in this definition.

                  "PREFERRED STOCK" shall mean the Class A Preferred Stock issued from time to time by State Auto Financial to the Company under the Standby Purchase Agreement.

                  "PREFERRED STOCK CERTIFICATES" shall mean the certificates evidencing the Preferred Stock.

                  "PRIME RATE" shall mean the rate of interest from time to time announced by Chase at its principal office in New York, New York as its prime commercial lending rate.

                  "PRINCIPAL PAYMENT DATES" shall mean, with respect to any Loan, each of the 3rd, 5th, 7th, 9th, 11th, 13th, 15th, 17th, 19th, 21st, 23rd and 25th Quarterly Dates immediately following the making of such Loan.

                  "PROPERTY" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

                  "PUT AGREEMENT" shall mean a Put Agreement substantially in the form of Exhibit D hereto between the State Auto Obligors and the Administrative Agent, as the same shall be modified and supplemented and in effect from time to time.

                  "QUARTERLY DATES" shall mean the last Business Day of March, June, September and December in each year, the first of which shall be the first such day after the date hereof.

                  "REDEMPTION VALUE" shall mean, with respect to any Preferred Stock, the "Redemption Value" for such Preferred Stock set forth in the Preferred Stock Certificates evidencing such Preferred Stock.

                  "REGULATIONS A, D, G, U AND X" shall mean, respectively, Regulations A, D, G, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

                  "REGULATORY CHANGE" shall mean, with respect to any Lender, any change after the date hereof in Federal, state or foreign law or regulations (including, without limitation, Regulation D) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks including such Lender of or under any Federal, state or foreign law or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                  "RESERVE REQUIREMENT" shall mean, for any Interest Period for any Eurodollar Loan, the average maximum rate at which reserves (including, without limitation, any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall include any other reserves required to be maintained by such member banks by reason of any Regulatory Change with respect to (a) any category of liabilities that includes deposits by reference to which the Eurodollar Base Rate is to be determined as provided in the definition of "Eurodollar Base Rate" in this Section 1.01 or (b) any category of extensions of credit or other assets that includes Eurodollar Loans.

                  "STANDBY PURCHASE AGREEMENT" shall mean the Standby Purchase Agreement substantially in the form of Exhibit E hereto between State Auto Financial and the Company, as the same shall be modified and supplemented and in effect from time to time.

                  "STATE AUTO FINANCIAL" shall mean State Auto Financial Corporation, an Ohio corporation.

                  "STATE AUTO MUTUAL" shall mean State Automobile Mutual Insurance Company, an Ohio mutual insurance company.

                  "STATE AUTO OBLIGORS" shall mean State Auto Mutual and State Auto Financial.

                  "STATE AUTO P&C" shall mean State Auto Property and Casualty Insurance Company, a South Carolina corporation.

                  "SUBSIDIARY" shall mean, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

                  "TYPE" shall have the meaning assigned to such term in Section
1.03 hereof.

                  "U.S. PERSON" shall mean a citizen, national or resident of the United States of America, a corporation, partnership or other entity created or organized in or under any laws of the United States of America or any State thereof, or any estate or trust that is subject to Federal income taxation regardless of the source of its income.

                  1.02 ACCOUNTING TERMS AND DETERMINATIONS. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP. All calculations made for the purposes of determining compliance with this Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP.

                  1.03 TYPES OF LOANS. Loans hereunder are distinguished by "Type". The "Type" of a Loan refers to whether such Loan is a Base Rate Loan or a Eurodollar Loan, each of which constitutes a Type.

                  1.04 SUBSIDIARIES. The Company does not and will not have any Subsidiaries.

                  Section 2.  COMMITMENTS, LOANS, NOTES AND PREPAYMENTS.

                  2.01 LOANS. Each Lender severally agrees, on the terms and conditions of this Agreement, to make one or more term loans to the Company in Dollars on or before the Commitment Termination Date in an aggregate principal amount up to but not exceeding the amount of the Commitment of such Lender. Except as provided in Sections 5.02, 5.03 and 5.04 hereof and the last paragraph of Section 9 hereof, all Loans hereunder shall be Eurodollar Loans. Loans paid or prepaid may not be reborrowed.

                  2.02 BORROWINGS. The Company shall give the Administrative Agent notice of each borrowing hereunder by delivering to the Administrative Agent a Borrowing Notice containing the information provided in Section 4.05 hereof and otherwise duly completed. Not later than 1:00 p.m. New York time on the date specified for each borrowing hereunder, each Lender shall make available the amount of the Loan or Loans to be made by it on such date to the Administrative Agent, at any account designated by the Administrative Agent, in immediately available funds, for account of the Company. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Company by depositing the same, in immediately available funds, in an account of the Company maintained with Chase designated for such purpose.

                  2.03  CHANGES OF COMMITMENTS.

                  (a) The Company shall have the right at any time or from time to time to terminate or reduce the aggregate unused amount of the Commitments; PROVIDED that (i) the Company shall give notice of each such termination or reduction as provided in Section 4.05 hereof and (ii) each partial reduction shall be in an aggregate amount at least equal to $10,000,000 (or a larger integral multiple of $5,000,000).

                  (b) The aggregate amount of the Commitments shall automatically reduce to zero on the Commitment Termination Date.

                  (c) The Commitments once terminated or reduced may not be reinstated.

                  2.04 COMMITMENT FEE. The Company shall pay to the Administrative Agent for account of each Lender a commitment fee on the daily average unused amount of such Lender's Commitment, for the period from and including the date hereof to but not including the earlier of the date such Commitment is terminated and the Commitment Termination Date, at a rate per annum equal to 1/4 of 1%. Accrued commitment fee shall be payable on each Quarterly Date and on the earlier of the date the Commitments are terminated and the Commitment Termination Date.

                  2.05 LENDING OFFICES. The Loans of each Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

                  2.06 SEVERAL OBLIGATIONS; REMEDIES INDEPENDENT. The failure of any Lender to make any Loan to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan on such date, but neither any Lender nor the Administrative Agent shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender, and (except as otherwise provided in Section 4.06 hereof) no Lender shall have any obligation to the Administrative Agent or any other Lender for the failure by such Lender to make any Loan required to be made by such Lender. The amounts payable by the Company at any time hereunder and under the Notes to each Lender shall be a separate and independent debt and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and the Notes, and it shall not be necessary for any other Lender or the Administrative Agent to consent to, or be joined as an additional party in, any proceedings for such purposes.

                  2.07  NOTES.

                  (a) Each Loan made by each Lender shall be evidenced by a single promissory note of the Company substantially in the form of Exhibit A hereto, dated the date such Loan is made, payable to such Lender in a principal amount equal to the amount of such Loan and otherwise duly completed.

                  (b) The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Loan made by each Lender to the Company, and each payment made on account of the principal thereof, shall be recorded by such Lender on its books and, prior to any transfer of the Note held by it, endorsed by such Lender on the schedule attached to such Note or any continuation thereof; PROVIDED that the failure of such Lender to make any such recordation (or any error by such Lender in making any such recordation) or endorsement shall not affect the obligations of the Company to make a payment when due of any amount owing hereunder or under such Note in respect of the Loans.

                  (c) No Lender shall be entitled to have its Notes substituted or exchanged for any reason, or subdivided for promissory notes of lesser denominations, except in connection with a permitted assignment of all or any portion of such Lender's Commitment, Loans and Notes pursuant to Section 11.05 hereof (and, if requested by any Lender, the Company agrees to so exchange any Notes).

                  2.08 OPTIONAL PREPAYMENTS OF LOANS. Subject to Section 4.04 hereof, the Company shall have the right to prepay Loans at any time or from time to time, PROVIDED that: (a) the Company shall give the Administrative Agent notice of each such prepayment as provided in Section 4.05 hereof (and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable hereunder); (b) Eurodollar Loans may be prepaid only on the last day of an Interest Period for such Loans; and (c) prepayments of the Loans shall be applied to the installments of the Loans pro rata in accordance with the respective principal amounts thereof outstanding on the date of such prepayment.


                  2.09 MANDATORY PREPAYMENTS AND REDUCTIONS OF COMMITMENTS. If
(a) the Company shall sell, assign, transfer or otherwise dispose of all or any portion of the Preferred Stock, (b) the Administrative Agent shall sell the Preferred Stock to State Auto Mutual pursuant to the Put Agreement or (c) the Preferred Stock shall at any time be repurchased, redeemed or otherwise retired by State Auto Financial (whether pursuant to the terms of such Preferred Stock or otherwise), the Company will prepay Loans in a principal amount equal to the aggregate Redemption Value of the Preferred Stock so sold, assigned, transferred or otherwise disposed of. In addition, if the aggregate outstanding principal amount of the Loans shall at any time exceed either (i) the aggregate amount of the Commitments or (ii) the aggregate Redemption Value of the Preferred Stock issued and outstanding at such time, the Company will prepay the Loans in an amount equal to such excess. Prepayments of the Loans shall be applied to the installments of the Loans in the inverse order or the maturities of the installments thereof.

                  2.10  EXTENSION OF COMMITMENT TERMINATION DATE.

                  (a) The Company may, by notice to the Administrative Agent (which shall promptly notify the Lenders) given not less than 60 days and not more the 90 days prior to the Commitment Termination Date then in effect (the "EXISTING COMMITMENT TERMINATION DATE"), request that the Lenders extend the Commitment Termination Date for an additional 364 days from the Existing Commitment Termination Date; PROVIDED that in no event may the Company request more than two such extensions. Each Lender, acting in its sole discretion, shall, by notice (which shall be irrevocable) to the Company and the Administrative Agent given no earlier than the date that is 30 days prior to the Existing Commitment Termination Date (herein, the "CONSENT DATE") and no later than the date that is three Business Days after the Consent Date, advise the Company whether or not such Lender agrees to such extension; PROVIDED that each Lender that determines not to extend the Commitment Termination Date (a "NON-EXTENDING LENDER") shall notify the Administrative Agent (which shall notify the Lenders) of such fact promptly after such determination (but in any event no later than the date three Business Days after the Consent Date) and any Lender that does not advise the Company on or prior to the date three Business Days after the Consent Date that such Lender agrees to such extension shall be deemed to be a Non-Extending Lender. The election of any Lender to agree to such extension shall not obligate any other Lender to so agree.

                  (b) The Company may, at any time prior to the Existing Commitment Termination Date, replace any Non-Extending Lender, by giving not less than ten Business Days' prior notice to the Administrative Agent (which shall promptly notify such Non-Extending Lender), that it intends to replace such Non-Extending Lender with respect to its rights and obligations (including, without limitation, its Commitments) as a "Lender" under this Agreement (collectively, the "TRANSFERRED INTEREST") with one or more banks or other financial institutions (including, but not limited to, any other Lender or an affiliate of any Lender) selected by the Company and acceptable to the Administrative Agent (each, a "REPLACEMENT LENDER"). Upon the Existing Commitment Termination Date (and as a condition to the extension thereof), (i) the Company shall pay or cause to be paid to such Non-Extending Lender being replaced an amount equal to all fees and other amounts then owing to such Non-Extending Lender hereunder and under any other Basic Document in respect of the Transferred Interest (all or a portion of which amount may constitute consideration for an assignment by such Non-Extending Lender of all or a portion of the Transferred Interest) and (ii) such Non-Extending Lender shall assign to each Replacement Lender, pursuant to an Assignment and Acceptance substantially in the form of Exhibit I hereto, a portion of the Transferred Interest specified by the Company, whereupon (x) each Replacement Lender shall become a "Lender" for all purposes of this Agreement having the Commitments in the amount of such Non-Extending Lender's Commitments assumed by it and all of the rights and obligations under this Agreement of "Lender(s)" holding the Transferred Interest and (y) such Non-Extending Lender shall cease to be responsible or liable for, and shall cease to be entitled to the rights and benefits of, all or any portion of the Transferred Interest (except to the extent provided in Section 11.06 hereof).

                  (c) If (and only if) the sum of the aggregate amount of the Commitments of Lenders having agreed so to extend the Existing Commitment Termination Date on or prior to the Existing Commitment Termination Date PLUS the aggregate amount of the Commitments of the Replacement Lenders shall equal or exceed 50% of the aggregate amount of the Commitments in effect immediately prior to the Existing Commitment Termination Date, then, effective as of the Existing Commitment Termination Date, the Existing Commitment Termination Date shall be extended to the date falling 364 days after the Existing Commitment Termination Date (except that, if such date is not a Business Day, such Commitment Termination Date as so extended shall be the next preceding Business
Day); PROVIDED that the Commitment of each Non-Extending Lender shall terminate on the Existing Commitment Termination Date.

                  (d) Notwithstanding the foregoing clauses (a) through (c), the extension of the Existing Commitment Termination Date shall not be effective with respect to any Lender unless:

                         (i) no Default shall have occurred and be continuing on each of the date of the notice requesting such extension (the "REQUEST DATE"), the Consent Date and the Existing Commitment Termination Date;

                        (ii) each of the representations and warranties made by the Company in Section 7 hereof shall be true and complete on and as of each of the Request Date, the Consent Date and the Existing Commitment Termination Date with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

                       (iii) no Loans shall be outstanding on each of the Request Date, the Consent Date and the Existing Commitment Termination Date;

                        (iv) on each of the Request Date and the Existing Commitment Termination Date, the Administrative Agent shall have received the respective certificate required to be delivered by State Auto Mutual on such date pursuant to Section 4.20 of the Put Agreement; and

                         (v) without duplication of the obligation of the Company to make the payments required by clause (b)(i) of this Section
         2.10 with respect to any Non-Extending Lender being replaced hereunder, the Company shall pay or cause to paid to each Non-Extending Lender an amount equal to all fees and other amounts then owing to such Non-Extending Lender hereunder.

                  Section 3.  PAYMENTS OF PRINCIPAL AND INTEREST.

                  3.01 REPAYMENT OF LOANS. The Company hereby promises to pay to the Administrative Agent for account of each Lender the principal of each Loan made by such Lender in twelve installments payable on the Principal Payment Dates for such Loan. The first eleven of such installments shall be equal to one-twelfth of the principal amount of such Loan and the twelfth such installment shall be equal to the balance thereof.

                  3.02 INTEREST. The Company hereby promises to pay to the Administrative Agent for account of each Lender interest on the unpaid principal amount of each Loan made by such Lender for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

                  (a) during such periods as such Loan is a Base Rate Loan, the Base Rate (as in effect from time to time) PLUS the Applicable Margin and

                  (b) during such periods as such Loan is a Eurodollar Loan, for each Interest Period relating thereto, the Eurodollar Rate for such Loan for such Interest Period PLUS the Applicable Margin.

Notwithstanding the foregoing, the Company hereby promises to pay to the Administrative Agent for account of each Lender interest at the applicable Post-Default Rate on any principal of any Loan made by such Lender and on any other amount payable by the Company hereunder or under the Notes held by such Lender to or for account of such Lender that shall not be paid in full when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on each Loan shall be payable (i) in the case of a Base Rate Loan, quarterly on the Quarterly Dates, (ii) in the case of a Eurodollar Loan, on the last day of each Interest Period therefor and (iii) in the case of any Loan, upon the payment or prepayment thereof or the Conversion of such Loan to a Loan of another Type (but only on the principal amount so paid, prepaid or Converted), except that interest payable at the Post-Default Rate shall be payable from time to time on demand. Promptly after the determination of any interest rate provided for herein or any change therein, the Administrative Agent shall give notice thereof to the Lenders to which such interest is payable and to the Company.

                  Section 4.  PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; ETC.

                  4.01  PAYMENTS.

                  (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Company under this Agreement and the Notes, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Administrative Agent at an account designated by the Administrative Agent in writing to the Company, not later than 1:00 p.m. New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business
Day).

                  (b) Any Lender for whose account any such payment is to be made may (but shall not be obligated to) debit the amount of any such payment that is not made by such time to any ordinary deposit account of the Company with such Lender (with notice to the Company and the Administrative Agent), PROVIDED that such Lender's failure to give such notice shall not affect the validity thereof.

                  (c) The Company shall, at the time of making each payment under this Agreement or any Note for account of any Lender, specify to the Administrative Agent (which shall so notify the intended recipient(s) thereof) the Loans or other amounts payable by the Company hereunder to which such payment is to be applied (and in the event that the Company fails to so specify, or if an Event of Default has occurred and is continuing, the Administrative Agent may distribute such payment to the Lenders for application in such manner as it or the Majority Lenders, subject to Section 4.02 hereof, may determine to be appropriate).

                  (d) Each payment received by the Administrative Agent under this Agreement or any Note for account of any Lender shall be paid by the Administrative Agent promptly to such Lender, in immediately available funds, for account of such Lender's Applicable Lending Office for the Loan or other obligation in respect of which such payment is made.

                  (e) If the due date of any payment under this Agreement or any Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

                  4.02 PRO RATA TREATMENT. Except to the extent otherwise provided herein: (a) each borrowing from the Lenders under Section 2.01 hereof shall be made from the Lenders, each payment of commitment fee under Section
2.04 hereof shall be made for account of the Lenders, and each termination or reduction of the amount of the Commitments under Section 2.03 hereof shall be applied to the respective Commitments of the Lenders, pro rata according to the amounts of their respective Commitments; (b) except as otherwise provided in
Section 5.04 hereof, Eurodollar Loans having the same Interest Period shall be allocated pro rata among the Lenders according to the amounts of their respective Commitments (in the case of the making of Loans) or their respective Loans (in the case of Conversions and Continuations of Loans); (c) each payment or prepayment of principal of Loans by the Company or upon the receipt of proceeds by the Administrative Agent in connection with a put of the Preferred Stock under the Put Agreement shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans held by them; and (d) each payment of interest on Loans by the Company shall be made for account of the Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders.

                  4.03 COMPUTATIONS. Interest on Eurodollar Loans and commitment fee shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable and interest on Base Rate Loans shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable. Notwithstanding the foregoing, for each day that the Base Rate is calculated by reference to the Federal Funds Rate, interest on Base Rate Loans shall be computed on the basis of a year of 360 days and actual days elapsed.

                  4.04 MINIMUM AMOUNTS. Except for mandatory prepayments made pursuant to Section 2.09 hereof, each borrowing and partial prepayment of principal of Loans shall be in an aggregate amount at least equal to $10,000,000 or a larger integral multiple of $1,000,000 (borrowing or prepayments of Loans of different Types or, in the case of Eurodollar Loans, having different Interest Periods at the same time hereunder to be deemed separate borrowings and prepayments for purposes of the foregoing, one for each Type or Interest Period).

                  4.05 CERTAIN NOTICES. Notices by the Company to the Administrative Agent of terminations or reductions of the Commitments and of borrowings and optional prepayments of Loans shall be irrevocable and shall be effective only if received by the Administrative Agent not later than 10:00 a.m. New York time on the third Business Day prior to the date of the relevant termination, reduction, borrowing or prepayment. Each such notice of termination or reduction shall specify the amount of the Commitments to be terminated or reduced. Each such notice of borrowing or optional prepayment shall specify the Loans to be borrowed or prepaid and the amount (subject to Section 4.04 hereof) of each Loan to be borrowed or prepaid and the date of borrowing or optional prepayment (which shall be a Business Day). The Administrative Agent shall promptly notify the Lenders of the contents of each such notice.

                  4.06 NON-RECEIPT OF FUNDS BY THE ADMINISTRATIVE AGENT. Unless the Administrative Agent shall have been notified by a Lender or the Company (the "PAYOR") prior to the date on which the Payor is to make payment to the Administrative Agent of (in the case of a Lender) the proceeds of a Loan to be made by such Lender hereunder or (in the case of the Company) a payment to the Administrative Agent for account of one or more of the Lenders hereunder (such payment being herein called the "REQUIRED PAYMENT"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date; and, if the Payor has not in fact made the Required Payment to the Administrative Agent, the recipient(s) of such payment shall, on demand, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date (the "ADVANCE DATE") such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day and, if such recipient(s) shall fail promptly to make such payment, the Administrative Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as aforesaid, PROVIDED that if neither the recipient(s) nor the Payor shall return the Required Payment to the Administrative Agent within three Business Days of the Advance Date, then, retroactively to the Advance Date, the Payor and the recipient(s) shall each be obligated to pay interest on the Required Payment as follows:

                         (i) if the Required Payment shall represent a payment to be made by the Company to the Lenders, the Company and the recipient(s) shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the Post-Default Rate (without duplication of the obligation of the Company under Section 3.02 hereof to pay interest on the Required Payment at the Post-Default Rate), it being understood that the return by the recipient(s) of the Required Payment to the Administrative Agent shall not limit such obligation of the Company under said Section 3.02 to pay interest at the Post-Default Rate in respect of the Required Payment and

                        (ii) if the Required Payment shall represent proceeds of a Loan to be made by the Lenders to the Company, the Payor and the Company shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment pursuant to whichever of the rates specified in Section 3.02 hereof is applicable to the Type of such Loan, it being understood that the return by the Company of the Required Payment to the Administrative Agent shall not limit any claim the Company may have against the Payor in respect of such Required Payment.

                  4.07  SHARING OF PAYMENTS, ETC.

                  (a) The Company agrees that, in addition to (and without limitation of) any right of set-off, banker's lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option (to the fullest extent permitted by law), to set off and apply any deposit (general or special, time or demand, provisional or final), or other indebtedness, held by it for the credit or account of the Company at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans or any other amount payable to such Lender hereunder, that is not paid when due (regardless of whether such deposit or other indebtedness are then due to the Company), in which case it shall promptly notify the Company and the Administrative Agent thereof, PROVIDED that such Lender's failure to give such notice shall not affect the validity thereof.

                  (b) If any Lender shall obtain from the Company payment of any principal of or interest on any Loan owing to it or payment of any other amount under this Agreement or any other Credit Document through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise (other than from the Administrative Agent as provided herein), and, as a result of such payment, such Lender shall have received a greater percentage of the principal of or interest on the Loans or such other amounts then due hereunder or thereunder by the Company to such Lender than the percentage received by any other Lender, it shall promptly purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans or such other amounts, respectively, owing to such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expenses that may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal of and/or interest on the Loans or such other amounts, respectively, owing to each of the Lenders. To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

                  (c) The Company agrees that any Lender so purchasing such a participation (or direct interest) may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans or other amounts (as the case may be) owing to such Lender in the amount of such participation (or direct interest).


                  (d) Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Company. If, under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this Section 4.07 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 4.07 to share in the benefits of any recovery on such secured claim.

                  Section 5.  YIELD PROTECTION, ETC.

                  5.01  ADDITIONAL COSTS.

                  (a) The Company shall pay directly to each Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender for any costs that such Lender determines are attributable to its making or maintaining of any Eurodollar Loans or its obligation to make any Eurodollar Loans hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any of such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "ADDITIONAL COSTS"), resulting from any Regulatory Change that:

                         (i) shall subject any Lender (or its Applicable Lending Office for any of such Loans) to any tax, duty or other charge in respect of such Loans or its Notes or changes the basis of taxation of any amounts payable to such Lender under this Agreement or its Notes in respect of any of such Loans (excluding changes in the rate of tax on the overall net income of such Lender or of such Applicable Lending Office by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office); or

                        (ii) imposes or modifies any reserve, special deposit or similar requirements (other than the Reserve Requirement utilized in the determination of the Eurodollar Rate for such Loan) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender (including, without limitation, any of such Loans or any deposits referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof), or any commitment of such Lender (including, without limitation, the Commitment of such Lender hereunder); or

                       (iii) imposes any other condition affecting this Agreement or its Notes (or any of such extensions of credit or liabilities) or its Commitment.

If any Lender requests compensation from the Company under this Section 5.01(a), the Company may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender thereafter to make or Continue Eurodollar Loans, or to Convert Base Rate Loans into Eurodollar Loans, until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 5.04 hereof shall be applicable), PROVIDED that such suspension shall not affect the right of such Lender to receive the compensation so requested.

                  (b) Without limiting the effect of the foregoing provisions of this Section 5.01 (but without duplication), the Company shall pay directly to each Lender from time to time on request such amounts as such Lender may determine to be necessary to compensate such Lender (or, without duplication, the bank holding company of which such Lender is a subsidiary) for any increased costs that it determines are attributable to the maintenance by such Lender (or any Applicable Lending Office or such bank holding company), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) of any court or governmental or monetary authority (i) following any Regulatory Change or (ii) implementing any risk-based capital guideline or other requirement (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) hereafter issued by any government or governmental or supervisory authority implementing at the national level the Basle Accord, of capital in respect of its Commitment or Loans (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Lender (or any Applicable Lending Office or such bank holding company) to a level below that which such Lender (or any Applicable Lending Office or such bank holding company) could have achieved but for such law, regulation, interpretation, directive or request).

                  (c) Each Lender shall notify the Company of any event occurring after the date hereof entitling such Lender to compensation under paragraph (a) or (b) of this Section 5.01 as promptly as practicable, but in any event within 45 days, after such Lender obtains actual knowledge thereof; PROVIDED that (i) if any Lender fails to give such notice within 45 days after it obtains actual knowledge of such an event, such Lender shall, with respect to compensation payable pursuant to this Section 5.01 in respect of any costs resulting from such event, only be entitled to payment under this Section 5.01 for costs incurred from and after the date 45 days prior to the date that such Lender does give such notice and (ii) each Lender will designate a different Applicable Lending Office for the Loans of such Lender affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender, except that such Lender shall have no obligation to designate an Applicable Lending Office located in the United States of America. Each Lender will furnish to the Company a certificate setting forth the basis and amount of each request by such Lender for compensation under paragraph (a) or (b) of this Section 5.01. Determinations and allocations by any Lender for purposes of this Section 5.01 of the effect of any Regulatory Change pursuant to paragraph (a) of this Section 5.01, or of the effect of capital maintained pursuant to paragraph (b) of this Section 5.01, on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Lender under this Section 5.01, shall be conclusive, PROVIDED that such determinations and allocations are made on a reasonable basis.

                  5.02 LIMITATION ON TYPES OF LOANS. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any Eurodollar Base Rate for any Interest Period:

                  (a) the Administrative Agent determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Base Rate" in
         Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Eurodollar Loans as provided herein; or

                  (b) the Majority Lenders determine, which determination shall be conclusive, and notify the Administrative Agent that the relevant rates of interest referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof upon the basis of which the rate of interest for Eurodollar Loans for such Interest Period is to be determined are not likely adequately to cover the cost to such Lenders of making or maintaining Eurodollar Loans for such Interest Period;

then the Administrative Agent shall give the Company and each Lender prompt notice thereof and, so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Eurodollar Loans, to Continue Eurodollar Loans or to Convert Base Rate Loans into Eurodollar Loans, and the Company shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Loans or Convert such Loans into Base Rate Loans in accordance with Section 2.08 hereof. Upon such condition ceasing to be in effect, the Administrative Agent or the Majority Lenders (through the Agent), as the case may, shall notify the Company thereof, whereupon each Lender's Base Rate Loans shall automatically be Converted, on the date three Business Days after the date of such notice, into Eurodollar Loans.

                  5.03 ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to honor its obligation to make or maintain Eurodollar Loans hereunder (and, in the sole opinion of such Lender, the designation of a different Applicable Lending Office would either not avoid such unlawfulness or would be disadvantageous to such Lender), then such Lender shall promptly notify the Company thereof (with a copy to the Administrative Agent) and such Lender's obligation to make or Continue, or to Convert Base Rate Loans into, Eurodollar Loans shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans (in which case the provisions of Section 5.04 hereof shall be applicable).

                  5.04 TREATMENT OF AFFECTED LOANS. If the obligation of any Lender to make Eurodollar Loans or to Continue, or to Convert Base Rate Loans into, Eurodollar Loans shall be suspended pursuant to Section 5.01 or 5.03 hereof, such Lender's Eurodollar Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Eurodollar Loans (or, in the case of a Conversion resulting from a circumstance described in Section 5.03 hereof, on such earlier date as such Lender may specify to the Company with a copy to the Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 5.01 or 5.03 hereof that gave rise to such Conversion no longer exist:

                  (a) to the extent that such Lender's Eurodollar Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Eurodollar Loans shall be applied instead to its Base Rate Loans; and

                  (b) all Loans that would otherwise be made or Continued by such Lender as Eurodollar Loans shall be made or Continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be Converted into Eurodollar Loans shall remain as Base Rate Loans.

If such Lender gives notice to the Company with a copy to the Administrative Agent that the circumstances specified in Section 5.01 or 5.03 hereof that gave rise to the Conversion of such Lender's Eurodollar Loans pursuant to this
Section 5.04 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Base Rate and Eurodollar Loans are allocated among the Lenders ratably (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

                  5.05 COMPENSATION. The Company shall pay to the Administrative Agent for account of any Lender, upon the request of such Lender through the Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense that such Lender determines is attributable to:

                  (a) any payment, mandatory or optional prepayment or Conversion of a Eurodollar Loan made by such Lender for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 9 hereof) on a date other than the last day of the Interest Period for such Loan; or

                  (b) any failure by the Company for any reason (including, without limitation, the failure of any of the conditions precedent specified in Section 6 hereof to be satisfied) to borrow a Eurodollar Loan from such Lender on the date for such borrowing specified in the relevant notice of borrowing given pursuant to Section 2.02 hereof.

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest that otherwise would have accrued on the principal amount so paid, prepaid, Converted or not borrowed for the period from the date of such payment, prepayment, Conversion or failure to borrow to the last day of the then current Interest Period for such

Loan (or, in the case of a failure to borrow, the Interest Period for such Loan that would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for herein over (ii) the amount of interest that otherwise would have accrued on such principal amount at a rate per annum equal to the interest component of the amount such Lender would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Lender).

                  5.06  U.S. TAXES.

                  (a) The Company agrees to pay to each Lender that is not a U.S. Person such additional amounts as are necessary in order that the net payment of any amount due to such non-U.S. Person hereunder after deduction for or withholding in respect of any U.S. Taxes imposed with respect to such payment (or in lieu thereof, payment of such U.S. Taxes by such non-U.S. Person), will not be less than the amount stated herein to be then due and payable, PROVIDED that the foregoing obligation to pay such additional amounts shall not apply:

                         (i) to any payment to any Lender hereunder unless such Lender is, on the date hereof (or on the date it becomes a Lender hereunder as provided in Section 11.05(b) hereof) and on the date of any change in the Applicable Lending Office of such Lender, either entitled to submit a Form 1001 (relating to such Lender and entitling it to a complete exemption from withholding on all interest to be received by it hereunder in respect of the Loans) or Form 4224 (relating to all interest to be received by such Lender hereunder in respect of the Loans), or

                        (ii) to any U.S. Taxes imposed solely by reason of the failure by such non-U.S. Person to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such non-U.S. Person if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Taxes.

For the purposes of this Section 5.06(a), (A) "U.S. TAXES" shall mean any present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof or therein (but excluding any taxes on the overall net income of a Lender imposed as a result of a present or former connection between such Lender and the United States of America or any taxing authority thereof or therein (except a connection arising solely from such Lender having executed, delivered or performed its obligations or received a payment under or enforced this Agreement or the Notes), (B) "FORM 1001" shall mean Form 1001 (Ownership, Exemption, or Reduced Rate Certificate) of the Department of the Treasury of the United States of America and (C) "FORM 4224" shall mean Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of the Treasury of the United States of America (or in relation to either such Form such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates). Each of the Forms referred to in the foregoing clauses (B) and (C) shall include such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates.

                  (b) Within 30 days after paying any amount to the Administrative Agent or any Lender from which it is required by law to make any deduction or withholding, and within 30 days after it is required by law to remit such deduction or withholding to any relevant taxing or other authority, the Company shall deliver to the Administrative Agent for delivery to such non-U.S. Person evidence satisfactory to such Person of such deduction, withholding or payment (as the case may be).

                  5.07 REPLACEMENT OF LENDERS. If any Lender requests compensation pursuant to Section 5.01, 5.05 or 5.06 hereof, or any Lender's obligation to make or Continue, or to Convert Loans of any Type into, any other Type of Loan shall be suspended pursuant to Section 5.01 or 5.03 hereof (any such Lender so requesting such compensation or whose obligations are so suspended, being herein called a "RELEVANT LENDER"), the Company, upon three Business Days notice given when no Default shall have occurred and be continuing, may require that such Relevant Lender transfer all of its right, title and interest under this Agreement and such Relevant Lender's Notes to any bank or other financial institution identified by the Company that is satisfactory to the Administrative Agent, in its discretion reasonably exercised (a "PROPOSED LENDER") if (i) such Proposed Lender agrees to assume all of the obligations of such Relevant Lender hereunder, and to purchase all of such Relevant Lender's Loans hereunder and under the other Basic Documents for consideration equal to the aggregate outstanding principal amount of such Relevant Lender's Loans, together with interest thereon to the date of such purchase, and satisfactory arrangements are made for payment to such Relevant Lender of all other amounts payable hereunder to such Relevant Lender on or prior to the date of such transfer (including any fees accrued hereunder and any amounts that would be payable under Section 5.05 hereof as if all of such Relevant Lender's Loans were being prepaid in full on such date) and (ii) to the extent such Proposed Lender has requested compensation pursuant to Section 5.01,
5.05 or 5.06 hereof, such Proposed Lender's aggregate requested compensation, if any, paid pursuant to Section 5.01, 5.05 or 5.06 hereof with respect to such Relevant Lender's Loans is lower than that of the Relevant Lender. Subject to the provisions of Section 11.06(b) hereof, such Proposed Lender shall be a "Lender" for all purposes hereunder. Without prejudice to the survival of any other agreement of the Company hereunder, the agreements of the Company contained in Sections 5.01, 5.05, 5.06 and 11 hereof (without duplication of any payments made to such Relevant Lender by the Company or the Proposed Lender) shall survive for the benefit of such Relevant Lender under this Section 5.07 with respect to the time prior to such replacement.

                  Section 6.  CONDITIONS PRECEDENT.

                  6.01 EFFECTIVENESS. The effectiveness of this Agreement is subject to the conditions precedent that the Administrative Agent shall have received the following documents (with sufficient copies for each Lender), each of which shall be satisfactory to the Administrative Agent (and to the extent specified below, to each Lender) in form and substance:

                  (a) THIS AGREEMENT. This Agreement, duly executed and delivered by the Company, each Lender and the Administrative Agent.

                  (b) PLEDGE AGREEMENTS. The Company Pledge Agreement, duly executed and delivered by the Company and the Administrative Agent, and the Parent Pledge Agreement, duly executed and delivered by the Parent and the Administrative Agent and the certificates identified in Annex 1 thereto, accompanied by undated stock powers executed in blank. In addition, the Company and the Parent shall have taken such other action (including, without limitation, delivering to the Administrative Agent, for filing, Uniform Commercial Code financing statements) as the Administrative Agent shall have requested in order to perfect the security interests created pursuant to the Pledge Agreements.

                  (c) PUT AGREEMENT. The Put Agreement, duly executed and delivered by the State Auto Obligors and the Administrative Agent.

               (d) STANDBY PURCHASE AGREEMENT. The Standby Purchase Agreement, duly executed and delivered by the State Auto Obligors and the Company.

               (e) CORPORATE DOCUMENTS. Certified copies of the charter and by-laws (or equivalent documents) of each of the Company and the Parent (each, an "OBLIGOR") and of all corporate authority for such Obligor (including, without limitation, board of director resolutions and evidence of the incumbency, including specimen signatures, of officers) with respect to the execution, delivery and performance of such of the Basic Documents to which such Obligor is intended to be a party and each other document to be delivered by the Company from time to time in connection herewith and the Loans hereunder (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from such Obligor to the contrary).

                  (f) OPINION OF COUNSEL TO THE COMPANY. An opinion, dated the Closing Date, of Kaye, Scholer, Fierman, Hays & Handler, LLP, counsel to the Company and the Parent, substantially in form of Exhibit F hereto and covering such other matters as the Administrative Agent or any Lender may reasonably request (and the Company hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).

                  (g) OPINION OF SPECIAL NEW YORK COUNSEL TO CHASE. An opinion, dated the Closing Date, of Milbank, Tweed, Hadley & McCloy, special New York counsel to Chase, substantially in the form of Exhibit G hereto (and Chase hereby instructs such counsel to deliver such opinion to the Lenders).

                  (h) DOCUMENTS REQUIRED BY PUT AGREEMENT. Each of the documents required to be delivered by State Auto Mutual pursuant to
          Section 4.18 of the Put Agreement.

                  (i) OTHER DOCUMENTS. Such other documents as the Administrative Agent or any Lender or special New York counsel to Chase may reasonably request.

The effectiveness of this Agreement is also subject to the payment by the Company of such fees as the State Auto Obligors shall have agreed to pay or deliver to any Lender or the Administrative Agent in connection herewith, including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special New York counsel to Chase, in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Basic Documents and the making of the Loans hereunder (to the extent that statements for such fees and expenses have been delivered to State Auto Mutual).

                  6.02 INITIAL AND SUBSEQUENT LOANS. The obligation of the Lenders to make any Loan to the Company upon the occasion of each borrowing hereunder (including the initial borrowing) is subject to the further conditions precedent that:

                  (a) the Administrative Agent shall have received a Borrowing Notice, duly completed and executed;

                  (b) each Lender shall have received a Note, duly completed and executed for such Lender;

                  (c) concurrently therewith, (i) the Company shall receive Preferred Stock having an aggregate liquidation preference equal to the aggregate principal amount of such Loan and shall deliver the same, together with an undated stock power executed in blank, to the Administrative Agent in pledge subject to the Company Pledge Agreement and (ii) all of the conditions precedent to the purchase of the Preferred Stock under the Standby Purchase Agreement shall be satisfied (and the Administrative Agent shall receive evidence satisfactory to it that such conditions precedent shall be so satisfied) or (with the consent of the Administrative Agent and each Lender) waived;

                  (d) the Administrative Agent shall have received each of the documents required to be delivered by State Auto Mutual pursuant to
         Section 4.19 of the Put Agreement;

                  (e) the Administrative Agent shall have received such other documents as the Administrative Agent or any Lender or special New York counsel to Chase may reasonably request (including, without limitation, opinions of counsel to the State Auto Obligors relating to the issuance of the Preferred Stock); and

                  (f) both immediately prior to the making of such Loan and also after giving effect thereto and to the intended use thereof:

                         (i)  no Default shall have occurred and be continuing;
                  and

                        (ii) the representations and warranties made by the
                  Company in Section 7 hereof shall be true and complete on and as of the date of the making of such Loan with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

                  Section 7. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Administrative Agent and the Lenders that:

                  7.01 CORPORATE EXISTENCE. The Company: (a) is a corporation, partnership or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) has all requisite corporate or other power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary; and (d) has no Subsidiaries.

                  7.02 FINANCIAL CONDITION. The Company has heretofore furnished to each of the Lenders the pro forma balance sheet of the Company as at the date hereof. Such pro forma balance sheet presents fairly in all material respects the financial condition of the Company as at said date in accordance with GAAP. The Company does not have on the date hereof and will not have on the Closing Date any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said pro forma balance sheet as at said date. Since the date of said pro forma balance sheet, there has been no material adverse change in the condition (financial or otherwise), operations, business or prospects of the Company from that set forth in said pro forma balance sheet as at said date.

                  7.03 LITIGATION. There are no legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of the Company) threatened against the Company or any of its Property.

                  7.04 NO BREACH. None of the execution and delivery of this Agreement and the Notes and the other Credit Documents to which is a party, the consummation of the transactions herein and therein contemplated or compliance with the terms and provisions hereof and thereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws of the Company, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Company is a party or by which it or any of its Property is bound or to which it is subject, or constitute a default under any such agreement or instrument, or (except for the Liens created pursuant to the Company Pledge Agreement) result in the creation or imposition of any Lien upon any Property of the Company pursuant to the terms of any such agreement or instrument.

                  7.05 ACTION. The Company has all necessary corporate power, authority and legal right to execute, deliver and perform its obligations under each of the Credit Documents to which it is a party; the execution, delivery and performance by the Company of each of the Credit Documents to which it is a party have been duly authorized by all necessary corporate action on its part (including, without limitation, any required shareholder approvals); and this Agreement has been duly and validly executed and delivered by the Company and constitutes, and each of the Notes and the other Credit Documents to which it is a party when executed and delivered (in the case of the Notes, for value) will constitute, its legal, valid and binding obligation, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and
(b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  7.06 APPROVALS. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency, or any securities exchange, are necessary for the execution, delivery or performance by the Company of this Agreement or any of the other Credit Documents to which it is a party or for the legality, validity or enforceability hereof or thereof.

                  7.07 TAXES. As of the date hereof, the Company has not been required to file any Federal or other tax returns. As of the date of each borrowing, the Company will have filed all Federal income tax returns and all other material tax returns (if any) that are required to be filed by it and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company. The charges, accruals and reserves on the books of the Company in respect of taxes and other governmental charges are, in the opinion of the Company, adequate.

                  7.08 USE OF CREDIT. No part of the proceeds of any Loan will be used to buy or carry Margin Stock (as such term is defined in Regulations G, U and X) in violation of Regulation G, U or X. The Preferred Stock does not constitute Margin Stock (as so defined).

                  7.09 SPECIAL PURPOSE COMPANY. On the date hereof, the Company is not engaged in any business or transaction other than as permitted by
Section 8.04 hereof.

                  7.10 CAPITALIZATION. The authorized capital stock of the Company consists, on the date hereof, of an aggregate of 1000 shares of common stock, no par value, of which 1000 shares are duly and validly issued and outstanding, each of which shares is fully paid and nonassessable. As of the date hereof, there are no outstanding Equity Rights with respect to the Company and there are no outstanding obligations of the Company to repurchase, redeem, or otherwise acquire any shares of capital stock of the Company nor are there any outstanding obligations of the Company to make payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market value or equity value of the Company.

                  7.11 ERISA. The Company does not have any ERISA Affiliates. The Company does not maintain or contribute to any Plan or Multiemployer Plan.

                  Section 8. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Lenders and the Administrative Agent that, so long as any Commitment or Loan is outstanding and until payment in full of all amounts payable by the Company hereunder:

                  8.01 FINANCIAL STATEMENTS, ETC. The Company shall deliver to each of the Lenders:

                  (a) as soon as available and in any event within 45 days after the end of each quarterly fiscal period of each fiscal year of the Company, statements of income retained earnings and cash flows of the Company for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related balance sheet of the Company as at the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding periods in the preceding fiscal year (except that, (i) in the case of balance sheets, such comparison shall be to the last day of the prior fiscal year and (ii) comparative information shall not be required in the absence of a preceding fiscal year or a corresponding period in a preceding fiscal year), accompanied by a certificate of a senior officer of the Company, which certificate shall state that said financial statements present fairly in all material respects the financial condition and results of operations of the Company in accordance with GAAP, as at the end of, and for, such period (subject to normal year-end audit adjustments);

                  (b) promptly after the Company knows or has reason to believe that any Default has occurred, a notice of such Default stating that such notice is a "Notice of Default" and describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Company has taken or proposes to take with respect thereto;

                  (c) promptly after its receipt thereof, copies of all written notices, requests, directions, instructions or other communications received by the Company from any State Auto Obligor under the Standby Purchase Agreement or otherwise; and

                  (d) from time to time such other information regarding the financial condition, operations, business or prospects of the Company as any Lender or the Administrative Agent may reasonably request.

The Company will furnish to each Lender, at the time it furnishes each set of financial statements pursuant to paragraph (a) above, a certificate of a senior officer of the Company to the effect that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing the action that the Company has taken or proposes to take with respect thereto).

                  8.02 LITIGATION. The Company will promptly give to each Lender notice of all legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceedings, affecting the Company.

                  8.03  EXISTENCE, ETC.  The Company will:

                  (a) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises;

                  (b) comply in all material respects with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities;

                  (c) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained;

                  (d) maintain all of its Properties used or useful in its business in good working order and condition, ordinary wear and tear excepted;

                  (e) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP; and

                  (f) permit representatives of any Lender or the Administrative Agent, during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Lender or the Administrative Agent (as the case may be).

                  8.04 LIMITED PURPOSE COMPANY. Notwithstanding anything herein to the contrary, the Company shall not:


                  (a) create, incur, assume or have outstanding any Indebtedness or other liabilities or obligations except for obligations under or in respect of the Credit Documents;

                  (b) own any Property except for the Preferred Stock and dividends thereon;

                  (c) enter into any transaction of merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution);

                  (d) create, incur or permit to exist any Lien (other than the Lien created by the Company Pledge Agreement) on or in respect of, or convey, sell, lease, assign, transfer or otherwise dispose of, any of its Property;

                  (e) make or hold any Investment, except operating deposit accounts with banks and Permitted Investments;

                  (f)  declare or make any Dividend Payment at any time; or

                  (g) otherwise engage in any business or transaction other than the transactions contemplated by (and consistent with) the Basic Documents and incidental thereto.

                  8.05 USE OF PROCEEDS. The Company will use the proceeds of the Loans hereunder solely to finance the purchase from State Auto Financial of the Preferred Stock under the Standby Purchase Agreement (in compliance with all applicable legal and regulatory requirements); PROVIDED that neither the Administrative Agent nor any Lender shall have any responsibility as to the use of any of such proceeds.

                  8.06 MODIFICATIONS OF CERTAIN DOCUMENTS. The Company will not consent to any modification, supplement or waiver of any of the provisions of, or assignment of any rights or obligations of any other Person under, any Basic Document without the prior consent of the Administrative Agent (with the approval of the Majority Lenders).

                  Section 9. EVENTS OF DEFAULT. If one or more of the following events (herein called "EVENTS OF DEFAULT") shall occur and be continuing:

                  (a) The Company shall default in the payment when due (whether at stated maturity or upon mandatory or optional prepayment) of any principal of or interest on any Loan, any fee or any other amount payable by it hereunder or under any other Credit Document to which it is a party; or

                  (b) Any representation, warranty or certification made or deemed made herein or in any other Credit Document to which the Company or the Parent is a party (or in any modification or supplement hereto or thereto) by the Company or the Parent, or any certificate furnished to any Lender or the Administrative Agent pursuant to the provisions hereof or thereof, shall prove to have been false or misleading as of the time made or furnished in any material respect; or

                  (c) The Company shall default in the performance of any of its obligations under any of Sections 8.04, 8.05 or 8.06 hereof; the Company or the Parent shall default in the performance of any of its obligations under the Company Pledge Agreement or the Parent Pledge Agreement, as the case may be; or the Company or the Parent shall default in the performance of any of its other obligations in this Agreement or any other Credit Document to which it is a party and such default shall continue unremedied for a period of 30 or more days after the occurrence of such default; or

                  (d) The Company or the Parent shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

                  (e) The Company or the Parent shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

                  (f) A proceeding or case shall be commenced, without the application or consent of the Company or the Parent, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of the Company or the Parent or of all or any substantial part of its respective Property or (iii) similar relief in respect of the Company or the Parent under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against the Company shall be entered in an involuntary case under the Bankruptcy Code; or

                  (g) The Parent shall fail to own and control, beneficially (free and clear of all Liens other than Liens created pursuant to the Basic Documents), 100% of the capital stock issued by the Company (irrespective of whether or not at the time securities or other ownership interests issued by the Company or any other class or classes might have voting power by reason of the happening of any contingency); or

                  (h) The Liens created by the Pledge Agreements shall at any time not constitute valid and perfected Liens on the collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Administrative Agent, free and clear of all other Liens, or, except for expiration in accordance with its terms, either Pledge Agreement shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by the Company or the Parent; or

                  (i)  A Put Event under, and as defined in, the Put Agreement;

THEREUPON: (1) in the case of an Event of Default other than one referred to in clause (e) or (f) of this Section 9 with respect to the Company, the Administrative Agent may and, upon request of the Majority Lenders, will, by notice to the Company, terminate the Commitments and/or declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Company hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.05 hereof) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company; and (2) in the case of the occurrence of an Event of Default referred to in clause (e) or (f) of this Section 9 with respect to the Company, the Commitments shall automatically be terminated and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Company hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.05 hereof) shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company.

                  Without limiting the rights and remedies of the Lenders under
Section 9 hereof, in the event that any Event of Default shall have occurred and be continuing, the Administrative Agent may (and at the request of the Majority Lenders shall) give a notice to the Company specifying that Eurodollar Loans shall no longer be available hereunder, in which event all Loans shall be Converted (on the last day(s) of the respective Interest Periods therefor) into or Continued as, as the case may be, Base Rate Loans.

                  Section 10.  THE ADMINISTRATIVE AGENT.

                  10.01 APPOINTMENT, POWERS AND IMMUNITIES. Each Lender hereby appoints and authorizes the Administrative Agent to act as its agent hereunder and under the other Credit Documents with such powers as are specifically delegated to the Administrative Agent by the terms of this

Agreement and of the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent (which term as used in this sentence and in Section 10.05 and the first sentence of Section 10.06 hereof shall include reference to its affiliates and its own and its affiliates' officers, directors, employees and agents):

                  (a) shall have no duties or responsibilities except those expressly set forth in this Agreement and in the other Credit Documents, and shall not by reason of this Agreement or any other Credit Document be a trustee for any Lender;

                  (b) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or in any other Credit Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Credit Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any Note or any other Credit Document or any other document referred to or provided for herein or therein or for any failure by the Company or any other Person to perform any of its obligations hereunder or thereunder;

                  (c) shall not, except to the extent expressly instructed by the Majority Lenders with respect to collateral security under the Pledge Agreements, be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Credit Document; and

                  (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Credit Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct.

The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Administrative Agent may deem and treat the payee of a Note as the holder thereof for all purposes hereof unless and until a notice of the assignment or transfer thereof shall have been filed with the Administrative Agent, together with the consent of the Company to such assignment or transfer (to the extent required by Section 11.05(b) hereof). Each Lender hereby approves the terms of the Put Agreement and agrees to be bound thereby including, without limitation, Section 5.10(b) of the Put Agreement and authorizes and directs the Administrative Agent to enter into the Put Agreement on behalf of such Lender.

                  10.02 RELIANCE BY ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including, without limitation, any thereof by telephone, telecopy, telegram or cable) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement or any other Credit Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Majority Lenders, and such instructions of the Majority Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

                  10.03 DEFAULTS. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default unless the Administrative Agent has received notice from a Lender or the Company specifying such Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall (subject to Section 10.07 hereof) take such action with respect to such Default as shall be directed by the Majority Lenders, PROVIDED that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Majority Lenders or all of the Lenders.


                  10.04 RIGHTS AS A LENDER. With respect to its Commitment and the Loans made by it, Chase (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. Chase (and any successor acting as Administrative Agent) and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in and generally engage in any kind of banking, trust or other business with the Company (and any of its Affiliates) as if it were not acting as the Administrative Agent, and Chase (and any such successor) and its affiliates may accept fees and other consideration from the Company for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

                  10.05 INDEMNIFICATION. The Lenders agree to indemnify the Administrative Agent (to the extent not reimbursed under Section 5.03 of the Put Agreement, but without limiting the obligations of the State Auto Obligors under said Section 5.03) ratably in accordance with the aggregate principal amount of the Loans held by the Lenders (or, if no Loans are at the time outstanding, ratably in accordance with their respective Commitments), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent (including by any Lender) arising out of or by reason of any investigation in or in any way relating to or arising out of this Agreement or any other Credit Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses that the State Auto Obligors are obligated to pay under
Section 5.03 of the Put Agreement, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents, PROVIDED that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

                  10.06 NON-RELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS. Each Lender agrees that it has, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Company and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or under any other Credit Document. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Company, the Parent or any State Auto Obligor of this Agreement or any of the other Basic Documents or any other document referred to or provided for herein or therein or to inspect the Properties or books of the Company. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder or under the Pledge Agreements, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Company (or any of its affiliates) that may come into the possession of the Administrative Agent or any of its affiliates.

                  10.07 FAILURE TO ACT. Except for action expressly required of the Administrative Agent hereunder and under the other Credit Documents, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from the Lenders of their indemnification obligations under Section 10.05 hereof against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

                  10.08 RESIGNATION OR REMOVAL OF ADMINISTRATIVE AGENT. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Company, and the Administrative Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, that shall be a bank that has an office in New York, New York with a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Section 10 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

                  10.09 CONSENTS UNDER OTHER CREDIT DOCUMENTS. Except as otherwise provided in Section 11.03 hereof with respect to this Agreement, the Administrative Agent may, with the prior consent of the Majority Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the other Credit Documents or the Standby Purchase Agreement, PROVIDED that without the prior consent of each Lender, the Administrative Agent shall not (except as provided herein or in the other Credit Documents) terminate any Credit Document, release either State Auto Obligor from its liability under the Put Agreement, release any collateral or otherwise terminate any Lien under any Credit Document providing for collateral security, agree to additional obligations being secured by such collateral security (unless the Lien in for such additional obligation shall be junior to the Lien in favor of the other obligations secured by such Credit Document) or modify, supplement or waive any provision in Section 3 of the Standby Purchase Agreement.

                  Section 11.  MISCELLANEOUS.

                  11.01 WAIVER. No failure on the part of the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  11.02 NOTICES. All notices, requests and other communications provided for herein (including, without limitation, any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof); or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                  11.03 AMENDMENTS, ETC. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be modified or supplemented only by an instrument in writing signed by the Company and the Majority Lenders, or by the Company and the Administrative Agent acting with the consent of the Majority Lenders, and any provision of this Agreement may be waived by the Majority Lenders or by the Administrative Agent acting with the consent of the Majority Lenders; PROVIDED that: (a) no modification, supplement or waiver shall, unless by an instrument signed by all of the Lenders or by the Administrative Agent acting with the consent of all of the Lenders: (i) (except as provided in Section 2.10 hereof) increase, or extend the term of, the Commitments, or extend the time or waive any requirement for the reduction or termination of the Commitments, (ii) extend the date fixed for the payment of principal of or interest on any Loan or any fee hereunder, (iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable thereon or any fee is payable hereunder, (v) alter the rights or obligations of the Company to prepay Loans, (vi) alter the manner in which payments or prepayments of principal, interest or other amounts hereunder shall be applied as between the Lenders or Types of Loans, (vii) alter the terms of this Section 11.03, (viii) modify the definition of the term "Majority Lenders" or modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof, or (ix) waive any of the conditions precedent set forth in
Section 6.01 hereof; and (b) any modification or supplement of Section 10 hereof, or of any of the rights or duties of the Administrative Agent hereunder, shall require the consent of the Administrative Agent.

                  11.04 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  11.05  ASSIGNMENTS AND PARTICIPATIONS.

                  (a) The Company may not assign any of its rights or obligations hereunder or under the Notes without the prior consent of all of the Lenders and the Administrative Agent.

                  (b) Each Lender may assign any of its Loans, its Notes, and its Commitment (but only with the consent of, in the case of its outstanding Commitment, the Company, State Auto Mutual and the Administrative Agent, provided that no such consent shall be unreasonably withheld); PROVIDED that

                         (i) no such consent by the Company, the Administrative Agent or the State Auto Obligors shall be required in the case of any assignment to another Lender;

                        (ii) except to the extent the Company and the Administrative Agent shall otherwise consent, any such partial assignment (other than to another Lender) shall be in an amount at least equal to $5,000,000;

                       (iii) each such assignment by a Lender of its Loans, Notes or Commitment shall be made in such manner so that the same portion of its Loans, Notes and Commitment is assigned to the respective assignee; and

                        (iv) upon each such assignment, the assignor and assignee shall deliver to the Company and the Administrative Agent an Assignment and Acceptance substantially in the form of Exhibit I hereto, duly completed and executed.

Upon execution and delivery by the assignor and the assignee to the Company and the Administrative Agent of such Assignment and Acceptance, consent thereto by the Company, the Administrative Agent and State Auto Mutual to the extent required above and acceptance thereof by the Administrative Agent, the assignee shall have, to the extent of such assignment (unless otherwise consented to by the Company and the Administrative Agent), the obligations, rights and benefits of a Lender hereunder holding the Commitment and Loans (or portions thereof) assigned to it and specified in such Assignment and Acceptance (in addition to the Commitment and Loans, if any, theretofore held by such assignee) and the assigning Lender shall, to the extent of such assignment, be released from the Commitment (or portion thereof) so assigned. Upon each such assignment the assigning Lender shall pay the Administrative Agent an assignment fee of $3,000.

                  (c) A Lender may sell or agree to sell to one or more other Persons (each a "PARTICIPANT") a participation in all or any part of any Loans held by it, or in its Commitment, PROVIDED that such Participant shall not have any rights or obligations under this Agreement or any Note or any other Credit Document (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreements executed by such Lender in favor of the Participant). All amounts payable by the Company to any Lender under Section 5 hereof in respect of Loans held by it, and its Commitment, shall be determined as if such Lender had not sold or agreed to sell any participations in such Loans and Commitment, and as if such Lender were funding each of such Loan and Commitment in the same way that it is funding the portion of such Loan and Commitment in which no participations have been sold. In no event shall a Lender that sells a participation agree with the Participant to take or refrain from taking any action hereunder or under any other Credit Document except that such Lender may agree with the Participant that it will not, without the consent of the Participant, agree to (i) increase or extend the term of such Lender's Commitment, (ii) extend the date fixed for the payment of principal of or interest on the related Loan or Loans or any portion of any fee hereunder payable to the Participant, (iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable thereon, or any fee hereunder payable to the Participant, to a level below the rate at which the Participant is entitled to receive such interest or fee or (v) consent to any modification, supplement or waiver hereof or of any of the other Credit Documents to the extent that the same, under Section 10.09 or 11.03 hereof, requires the consent of each Lender.

                  (d) In addition to the assignments and participations permitted under the foregoing provisions of this Section 11.05, any Lender may (without notice to the Company, the State Auto Obligors, the Administrative Agent or any other Lender and without payment of any fee) (i) assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank and (ii) assign all or any portion of its rights under this Agreement and its Loans and its Notes to an affiliate. No such assignment shall release the assigning Lender from its obligations hereunder.

                  (e) A Lender may furnish any information concerning the Company in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 11.11(b) hereof.

                  (f) Anything in this Section 11.05 to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan held by it hereunder to the Company or any of its Affiliates or to any State Auto Obligor (except pursuant to the Put Agreement) without the prior consent of each Lender.

                  11.06 SURVIVAL. The obligations of the Company under Sections 5.01, 5.05 and 5.06 hereof, and the obligations of the Lenders under Section
10.05 hereof, shall survive the repayment of the Loans and the termination of the Commitments (including, with respect to any Lender that does not agree to the extension of the Commitment Termination Date in accordance with Section 2.10 hereof, the repayment of the Loans made by such Lender and the termination of the Commitment of such Lender on the applicable Existing Commitment Termination Date before giving effect to such extension) and, in the case of any Lender that may assign any interest in its Commitment or Loans hereunder, shall survive the making of such assignment, notwithstanding that such assigning Lender may cease to be a "Lender" hereunder. In addition, each representation and warranty made, or deemed to be made by a notice of any Loan, herein or pursuant hereto shall survive the making of such representation and warranty, and no Lender shall be deemed to have waived, by reason of making any Loan, any Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that such Lender or the Administrative Agent may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Loan was made.

                  11.07 CAPTIONS. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                  11.08 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

                  11.09 GOVERNING LAW; SUBMISSION TO JURISDICTION. This Agreement and the Notes shall be governed by, and construed in accordance with, the law of the State of New York. The Company hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County (including its Appellate Division), and of any other appellate court in the State of New York, for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Company hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

                  11.10 WAIVER OF JURY TRIAL. EACH OF THE COMPANY, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  11.11  TREATMENT OF CERTAIN INFORMATION; CONFIDENTIALITY.

                  (a) The Company acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Company (in connection with this Agreement or otherwise) by any Lender or by one or more subsidiaries or affiliates of such Lender and the Company hereby authorizes each Lender to share any information delivered to such Lender by the Company pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such subsidiary or affiliate, it being understood that any such subsidiary or affiliate receiving such information shall be bound by the provisions of paragraph (b) below as if it were a Lender hereunder. Such authorization shall survive the repayment of the Loans and the termination of the Commitments.

                  (b) Each Lender and the Administrative Agent agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by the Company pursuant to this Agreement that is identified by the Company as being confidential at the time the same is delivered to the Lenders or the Administrative Agent, PROVIDED that nothing herein shall limit the disclosure of any such information (i) after such information shall have become public (other than through a violation of this Section 11.11), (ii) to the extent required by statute, rule, regulation or judicial process, (iii) to counsel for any of the Lenders or the Administrative Agent, (iv) to bank examiners (or any other regulatory authority having jurisdiction over any Lender or the Administrative Agent), or to auditors or accountants, (v) to the Administrative Agent or any other Lender (or to Chase Securities Inc.), (vi) in connection with any litigation to which any one or more of the Lenders or the Administrative Agent is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Credit Document, (vii) to a subsidiary or affiliate of such Lender as provided in paragraph (a) above or (viii) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first executes and delivers to the respective Lender a Confidentiality Agreement substantially in the form of Exhibit H hereto (or executes and delivers to such Lender an acknowledgement to the effect that it is bound by the provisions of this Section 11.11(b), which acknowledgement may be included as part of the respective assignment or participation agreement pursuant to which such assignee or participant acquires an interest in the Loans hereunder); PROVIDED, FURTHER, that in no event shall any Lender or the Administrative Agent be obligated or required to return any materials furnished by the Company. The obligations of any assignee that has executed a Confidentiality Agreement in the form of Exhibit H hereto shall be superseded by this Section 11.11 upon the date upon which such assignee becomes a Lender hereunder pursuant to Section 11.05(b) hereof.

                  11.12 NO RECOURSE. The obligations of the Company and Parent under the Basic Documents shall be satisfied solely from the Preferred Stock and the stock required to be pledged to the Administrative Agent and Lenders under the Parent Pledge Agreement and the proceeds thereof. Moreover, no recourse shall be had for any obligation owing to any Lender or the Administrative Agent under any Basic Document or for the payment of any fee due to any Lender or the Administrative Agent under any Basic Document or any other obligation or claim arising out of or based upon any Basic Document against any stockholder, employee, officer, director, affiliate or incorporator of the Company, the Parent or Lord Securities Corporation based on their status as such or their actions in connection therewith, except to the extent resulting from the fraud or willful misconduct of such stockholder, employee, officer, director, affiliate or incorporator, as the case may be. The provisions of this section shall survive the termination of any or all Basic Documents and, with respect to any Lender or the Administrative Agent, the resignation or replacement thereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                             SAF FUNDING CORPORATION

                             By_________________________
                             Title:

                             Address for Notices:

                             SAF Funding Corporation
                             2 Wall Street
                             New York, New York 10005

                             Attention: Kevin Burns

                             Telecopier No.:  212-346-9012

                             Telephone No.: 212-346-9007

                                     LENDERS
                                     -------

                  COMMITMENT         THE CHASE MANHATTAN BANK
                  ----------
                  $13,000,000

                                     By_________________________
                                      Title:

                                     Lending Office for all Loans:
                                      The Chase Manhattan Bank
                                      270 Park Avenue
                                      New York, New York 10017

                                     Address for Notices:
                                      The Chase Manhattan Bank
                                      1 Chase Manhattan Plaza
                                      New York, New York 10081

                                     Attention: Monique Parker

                                     Telecopier No.:  212-552-5231

                                     Telephone No.: 212-552-7697

                  COMMITMENT         BANK ONE, COLUMBUS, NA
                  ----------
                  $11,000,000

                                     By_________________________
                                      Title:



                                     Lending Office for all Loans:



                                     Bank One, Columbus, NA
                                     100 East Broad Street-7th Floor
                                     Columbus, OH 43271



                                     Address for Notices:

                                     Bank One, Columbus, NA

                                     100 East Broad Street-7th Floor


                                     Columbus, OH 43271


                                     Attention: Dave Hammond

                                     Telecopier No.:  614-248-5518

                                     Telephone No.: 614-248-5764

                  Commitment         CREDIT LYONNAIS
                  ----------
                  $11,000,000

                                     By_________________________
                                      Title:



                                     Lending Office for all Loans:



                                     Credit Lyonnais New York Branch



                                     1301 Avenue of the Americas



                                     New York, NY 10019

                                     Address for Notices:




                                     Credit Lyonnais New York Branch

                                     1301 Avenue of the Americas



                                     New York, NY 10019

                                     Attention:  Peter Rassmusen, VP

                                     Telecopier No.:  212-261-3401

                                     Telephone No.: 212-261-7718

                  Commitment         DRESDNER BANK AG NEW YORK BRANCH
                  ----------
                                     $11,000,000

                                     AND GRAND CAYMAN BRANCH

                                     By_________________________
                                      Title:

                                     By_________________________
                                      Title:



                                     Lending Office for all Loans:



                                     Dresdner Bank AG



                                     New York Branch



                                     75 Wall Street

                                     New York, NY 10005-2889

                                     Address for Notices:



                                     Dresdner Bank AG



                                     New York Branch



                                     75 Wall Street

                                     New York, NY 10005-2889

                                     Attention: Lora Lam

                                     Telecopier No.:  212-429-2130

                                     Telephone No.: 212-429-2188

                  Commitment         FLEET BANK
                  ----------
                  $11,000,000

                                     By_________________________
                                      Title:



                                     Lending Office for all Loans:



                                     Fleet Bank



                                     777 Main Street



                                     Hartford, CT 06115

                                     Address for Notices:

                                     Fleet Bank

                                     777 Main Street




                                     Hartford, CT 06115

                                     Attention: Bruce Gregory

                                     Telecopier No.:  860-986-1264

                                     Telephone No.: 860-986-2809

                  Commitment         KEYBANK NATIONAL ASSOCIATION
                  ----------
                  $11,000,000

                                     By_________________________
                                      Title:



                                     Lending Office for all Loans:



                                     KeyBank National Association



                                     127 Public Square



                                     Cleveland, OH 44114-1306

                                     Address for Notices:





                                     KeyBank National Association

                         127 Public Square



                         Cleveland, OH 44114-1306

                         Attention:
                                      Kathy Koenig,





                                      Large Corporate Dept., OH-01-27-0606

                         Telecopier No.:  216-689-4981

                         Telephone No.: 216-689-4228

                  Commitment         MELLON BANK, N.A.
                  ----------
                  $11,000,000

                                     By_________________________
                                      Title:



                                     Lending Office for all Loans:



                                     Mellon Bank, N.A.



                                     One Mellon Bank Center



                                     Pittsburgh, PA 15258

                                     Address for Notices:




                                     Mellon Bank, N.A.

                                     One Mellon Center - Room 370





                                     Pittsburgh, PA 15258

                                     Attention:  Susan M. Whitewood

                                     Telecopier No.:  412-234-8087

                                     Telephone No.: 412-234-7112

                  Commitment         UNION BANK OF CALIFORNIA, N.A.
                  ----------
                  $11,000,000

                                     By_________________________
                                      Title:



                                     Lending Office for all Loans:



                                     Union Bank of California, N.A.



                                     550 S. Hope Street



                                     Los Angeles, CA 90071

                                     Address for Notices:





                                     Union Bank of California, N.A.

                                     550 S. Hope Street




                                     Los Angeles, CA 90071

                                     Attention:  James R. Fothergill

                                     Telecopier No.:  213-243-3552

                                     Telephone No.: 213-243-3542

                  Commitment         NATIONAL CITY BANK OF COLUMBUS
                  ----------
                  $10,000,000

                                     By_________________________
                                      Title:



                                     Lending Office for all Loans:



                                     National City Bank of Columbus



                                     155 East Broad Street



                                     Columbus, OH 43251-0061

                                     Address for Notices:




                                     National City Bank of Columbus

                                     155 East Broad Street



                                     Columbus, OH 43251-0061

                                     Attention: Joseph M. Jester

                                     Telecopier No.:  614-463-8025

                                     Telephone No.: 614-463-8658

                                     THE CHASE MANHATTAN BANK
                                      as Administrative Agent



                                     By_________________________
                                      Title:

                                     Address for Notices to
                                      Chase as Administrative Agent:

                                     The Chase Manhattan Bank



                                     c/o Agent Bank Services Group
                                     140 East 45th Street, 29th Floor
                                     New York, New York  10017

                                     Telecopier No.:  (212) 622-0122

                                     Telephone No.:  (212) 622-0004

                                                                EXHIBIT A to the
                                                                Credit Agreement

                                 [Form of Note]

                                 PROMISSORY NOTE

$_______________                                            __________ __, 199_
                                                            New York, New York

                  FOR VALUE RECEIVED, SAF FUNDING CORPORATION, a Delaware corporation (the "COMPANY"), hereby promises to pay to __________________ (the "LENDER"), for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank in New York, New York, the principal sum of _______________ Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Company under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

                  The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Loan made by the Lender to the Company, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, PROVIDED that the failure of the Lender to make any such recordation (or any error by such Lender in making any such recordation) or endorsement shall not affect the obligations of the Company to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Loans made by the Lender.

                  This Note is one of the Notes referred to in the Credit Agreement dated as of August 16, 1996 (as modified and supplemented and in effect from time to time, the "CREDIT AGREEMENT") between the Company, the lenders party thereto (including the Lender) and The Chase Manhattan Bank, as Administrative Agent, and evidences Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

                  The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

                  Except as permitted by Section 11.05 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

                  This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                             SAF FUNDING CORPORATION

                                              By_________________________
                                               Title:

                                SCHEDULE OF LOANS

                  This Note evidences Loans made, Continued or Converted under the within-described Credit Agreement to the Company, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the payments, Continuations, Conversions and prepayments of principal set forth below:

                                                                              Amount
  Date            Prin-                                                        Paid,
  Made,           cipal                                    Duration           Prepaid,        Unpaid
Continued         Amount         Type                            of           Continued        Prin-
   or             of              of       Interest         Interest              or          cipal        Notation
Converted          Loan          Loan          Rate           Period         Converted        Amount        Made By
---------         ------         ----        --------        --------        ---------        ------       --------

                                                                EXHIBIT B to the
                                                                Credit Agreement

                           [Form of Borrowing Notice]

                                     [Date]

The Chase Manhattan Bank
  Agent Bank Services
  140 East 45th Street, 29th Floor
  New York, New York  10017

       Re: Credit Agreement dated as of August 16, 1996, between SAF Funding Corporation, the lenders party thereto and The Chase Manhattan Bank, as Administrative Agent.

Ladies and Gentlemen:

                  Reference is made to the Credit Agreement dated as of August 16, 1996 (as modified and supplemented and in effect from time to time, the "CREDIT AGREEMENT"), between SAF Funding Corporation (the "COMPANY"), the lenders party thereto and The Chase Manhattan Bank, as Administrative Agent. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

                  Pursuant to Section 2.02 of the Credit Agreement, the Company hereby notifies you that it will make a borrowing of Loans on ______________, 199_(1) in the principal amount of $_____________.(2)

                                           SAF FUNDING CORPORATION

                                           By_________________________
                                             Title:

--------
1 Insert a date falling on or after the third Business Day following the date of this Notice of Borrowing.

2 Insert an amount at least equal to $10,000,000 or a larger integral multiple of $1,000,000.

                                                                     EXHIBIT C-1
                                                         to the Credit Agreement

                       [Form of Company Pledge Agreement]

                          PLEDGE AND SECURITY AGREEMENT

            PLEDGE AND SECURITY AGREEMENT dated as of August 16, 1996 between SAF FUNDING CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "COMPANY"); and THE CHASE MANHATTAN BANK, as administrative agent for the lenders or other financial institutions or entities party, as lenders, to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

                  The Company, certain lenders and the Administrative Agent are parties to a Credit Agreement dated as of August 16, 1996 (as modified and supplemented and in effect from time to time, the "CREDIT AGREEMENT"), providing, subject to the terms and conditions thereof, for loans to be made by said lenders to the Company.

                  To induce said lenders to enter into the Credit Agreement and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as so defined). Accordingly, the parties hereto agree as follows:

                  Section 1. DEFINITIONS. Terms defined in the Credit Agreement are used herein as defined therein. In addition, as used herein:

                  "COLLATERAL" shall have the meaning ascribed thereto in
Section 3 hereof.

                  "COLLATERAL ACCOUNT" shall have the meaning ascribed thereto in Section 4.01 hereof.

                  "PLEDGED STOCK" shall have the meaning ascribed thereto in
Section 3(a) hereof.

                  "SECURED OBLIGATIONS" shall mean, collectively, (a) the principal of and interest on the Loans made by the Lenders to, and the Note(s) held by each Lender of, the Company and all other amounts from time to time owing to the Lenders or the Administrative Agent by the Company under the Basic Documents and (b) all obligations of the Company to the Lenders and the Administrative Agent hereunder.

                  "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

                  Section 2. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Lenders and the Administrative Agent that the Company is the sole beneficial owner of the Collateral and no Lien exists or will exist upon the Collateral at any time (and, except as set forth in the Put Agreement with respect to the Pledged Stock, no right or option to acquire the same exists in favor of any other Person), except for the pledge and security interest in favor of the Administrative Agent for the benefit of the Lenders created or provided for herein, which pledge and security interest will constitute a first priority perfected pledge and security interest in and to all of the Collateral.

                  Section 3. THE PLEDGE. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, the Company hereby pledges and grants to the Administrative Agent, for the benefit of the Lenders as hereinafter provided, a security interest in all of the Company's right, title and interest in, to and under the following Property, whether now owned by the Company or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "COLLATERAL"):

                  (a) all shares of Preferred Stock now or hereafter owned by the Company, in each case together with the certificates evidencing the same (collectively, the "PLEDGED STOCK");

                  (b) all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;

                  (c) without affecting the obligations of State Auto Financial under any provision prohibiting such action hereunder or under any of the other Basic Documents to which it is a party, in the event of any consolidation or merger in which State Auto Financial is not the surviving corporation, all shares of each class of the capital stock of the successor corporation (unless such successor corporation is the Company itself) formed by or resulting from such consolidation or merger issued in exchange for the Pledged Stock;

                  (d)  the Standby Purchase Agreement;

                  (e)  the balance from time to time in the Collateral Account;
         and

                  (f) all other tangible and intangible Property of the Company, including, without limitation, all proceeds, products, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the Property of the Company described in the preceding clauses of this Section 3 (including, without limitation, all causes of action, claims and warranties now or hereafter held by the Company in respect of any of the items listed above and any proceeds of insurance thereon) and, to the extent related to any Property described in said clauses or such proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers.

                  Section 4.  CASH PROCEEDS OF COLLATERAL.

                  4.01 COLLATERAL ACCOUNT. The Administrative Agent may establish with Chase a cash collateral account (the "COLLATERAL ACCOUNT") in the name and under the control of the Administrative Agent into which there shall be deposited from time to time the cash proceeds of any of the Collateral required to be delivered to the Administrative Agent pursuant hereto and into which the Company may from time to time deposit any additional amounts that it wishes to pledge to the Administrative Agent for the benefit of the Lenders as additional collateral security hereunder (it being understood and agreed that ordinary dividends payable on the Pledged Stock shall not constitute cash proceeds). The balance from time to time in the Collateral Account shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied as hereinafter provided. Except as expressly provided in the next sentence, the Administrative Agent shall remit the collected balance standing to the credit of the Collateral Account to or upon the order of the Company as the Company shall from time to time instruct. However, at any time following the occurrence and during the continuance of an Event of Default, the Administrative Agent may (and, if instructed by the Lenders as specified in Section 10.03 of the Credit Agreement, shall) in its (or their) discretion apply or cause to be applied (subject to collection) the balance from time to time outstanding to the credit of the Collateral Account to the payment of the Secured Obligations in the manner specified in Section 5.09 hereof. The balance from time to time in the Collateral Account shall be under the sole dominion and control of the Administrative Agent and subject to withdrawal only as provided herein. In addition to the foregoing, the Company agrees that if the proceeds of any Collateral hereunder shall be received by it, the Company shall as promptly as possible deposit such proceeds into the Collateral Account to the extent such proceeds are required to be delivered to the Administrative Agent pursuant hereto. Until so deposited, all such proceeds shall be held in trust by the Company for and as the property of the Administrative Agent and shall not be commingled with any other funds or property of the Company.

                  4.02 INVESTMENT OF BALANCE IN COLLATERAL ACCOUNT. Amounts on deposit in the Collateral Account shall be invested from time to time in such Permitted Investments as the Company (or, after the occurrence and during the continuance of a Default, the Administrative Agent) shall determine, which Permitted Investments shall be held in the name and be under the control of the Administrative Agent, PROVIDED that at any time after the occurrence and during the continuance of an Event of Default, the Administrative Agent may (and, if instructed by the Lenders as specified in Section 10.03 of the Credit Agreement, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such Permitted Investments and to apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 5.09 hereof.

                  Section 5. FURTHER ASSURANCES; REMEDIES. In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, the Company hereby agrees with each Lender and the Administrative Agent as follows:

                  5.01  DELIVERY AND OTHER PERFECTION.  The Company shall:

                  (a) if any of the shares, securities, moneys or property required to be pledged by the Company under clauses (a), (b) and (c) of
         Section 3 hereof are received by the Company, forthwith either (x) transfer and deliver to the Administrative Agent such shares or securities so received by the Company (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Administrative Agent, pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as the Administrative Agent shall deem necessary or appropriate to duly record the Lien created hereunder in such shares, securities, moneys or property in said clauses (a), (b) and (c);
                  (b) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of the Administrative Agent) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Administrative Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, causing any or all of the Collateral to be transferred of record into the name of the Administrative Agent or its nominee (and the Administrative Agent agrees that if any Collateral is transferred into its name or the name of its nominee, the Administrative Agent will thereafter promptly give to the Company copies of any notices and communications received by it with respect to the Collateral);

                  (c) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Administrative Agent may reasonably require in order to reflect the security interests granted by this Agreement; and

                  (d) permit representatives of the Administrative Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Administrative Agent to be present at the Company's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by the Company with respect to the Collateral, all in such manner as the Administrative Agent may require.

                  5.02 OTHER FINANCING STATEMENTS AND LIENS. Without the prior written consent of the Administrative Agent (granted with the authorization of the Lenders as specified in Section 10.09 of the Credit Agreement), the Company shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Administrative Agent is not named as the sole secured party for the benefit of the Lenders.

                  5.03 PRESERVATION OF RIGHTS. The Administrative Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

                  5.04  COLLATERAL.

                  (1) So long as no Event of Default shall have occurred and be continuing, the Company shall have the right to exercise all consensual and other powers of ownership pertaining to the Pledged Stock for all purposes not inconsistent with the terms of this Agreement, the Credit Agreement, the Notes, the Put Agreement, the Standby Purchase Agreement or any other instrument or agreement referred to herein or therein, PROVIDED that the Administrative Agent shall execute and deliver to the Company or cause to be executed and delivered to the Company all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Company may reasonably request for the purpose of enabling the Company to exercise the rights and powers that it is entitled to exercise pursuant to this Section 5.04(1).

                  (2) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Administrative Agent or any Lender exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Credit Agreement, the Notes, the Put Agreement, the Standby Purchase Agreement or any other agreement relating to such Secured Obligation, all dividends and other distributions on the Collateral shall be paid directly to the Administrative Agent and retained by it in the Collateral Account as part of the Collateral, subject to the terms of this Agreement, and, if the Administrative Agent shall so request in writing, the Company agrees to execute and deliver to the Administrative Agent appropriate additional dividend, distribution and other orders and documents to that end, PROVIDED that if such Event of Default is cured, any such dividend or distribution theretofore paid to the Administrative Agent shall, upon request of the Company (except to the extent theretofore applied to the Secured Obligations), be returned by the Administrative Agent to the Company.

                  5.05 EVENTS OF DEFAULT, ETC. During the period during which an Event of Default shall have occurred and be continuing, but subject to the provisions of Section 6.11 hereof:

                  (a) the Administrative Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may modify the terms of any of the Collateral;

                  (b) the Administrative Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all consensual and other powers of ownership pertaining to the Collateral as if the Administrative Agent were the sole and absolute owner thereof (and the Company agrees to take all such action as may be appropriate to give effect to such right);

                  (c) the Administrative Agent in its discretion may, in its name or in the name of the Company or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

                  (d) the Administrative Agent may, upon ten business days' prior written notice to the Company of the time and place, with respect to the Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Administrative Agent, the Lenders or any of their respective agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Administrative Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Administrative Agent or any Lender or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Company, any such demand, notice and right or equity being hereby expressly waived and released. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned; and

                  (e) Without limiting the rights and remedies of the Administrative Agent under the foregoing clauses (a), (b), (c) and (d) of this Section 5.05, the Administrative Agent may exercise all of its rights and remedies under the Put Agreement.

The proceeds of each collection, sale or other disposition under this Section
5.05 shall be applied in accordance with Section 5.09 hereof.

                  The Company recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Company acknowledges that any such private sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed, for that reason alone, not to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit State Auto Financial or issuer thereof to register it for public sale.

                  5.06 NO LIABILITY FOR DEFICIENCY. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section
5.05 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Company shall not be liable for any deficiency.

                  5.07 REMOVALS, ETC. Without at least 30 days' prior written notice to the Administrative Agent, the Company shall not (i) maintain any of its books and records with respect to the Collateral at any office or maintain its principal place of business at any place other than at the address indicated beneath the signature of the Company to the Credit Agreement or (ii) change its name, or the name under which it does business, from the name shown on the signature pages hereto.

                  5.08 PRIVATE SALE. The Administrative Agent and the Lenders shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 5.05 hereof conducted in a commercially reasonable manner. The Company hereby waives any claims against the Administrative Agent or any Lender arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Administrative Agent accepts the first offer received and does not offer the Collateral to more than one offeree.
                  5.09 APPLICATION OF PROCEEDS. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Administrative Agent under Section 4 hereof or this Section 5, shall be applied by the Administrative Agent:

                  FIRST, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Administrative Agent and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by the Administrative Agent in connection therewith;

                  NEXT, to the payment in full of the Secured Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing or as the Lenders holding the same may otherwise agree; and

                  FINALLY, to the payment to the Company, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

                  As used in this Section 5, "PROCEEDS" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Company or any issuer of or obligor on any of the Collateral.

                  5.10 ATTORNEY-IN-FACT. Without limiting any rights or powers granted by this Agreement to the Administrative Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Administrative Agent is hereby appointed the attorney-in-fact of the Company for the purpose of carrying out the provisions of this Section 5 and taking any action and executing any instruments that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Administrative Agent shall be entitled under this
Section 5 to make collections in respect of the Collateral, the Administrative Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of the Company representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

                  5.11 PERFECTION. Prior to or concurrently with the execution and delivery of this Agreement, the Company shall file such financing statements and other documents in such offices as the Administrative Agent may request to perfect the security interests granted by Section 3 of this Agreement.

                  5.12 TERMINATION. When all Secured Obligations shall have been paid in full and the Commitments of the Lenders under the Credit Agreement shall have expired or been terminated, this Agreement shall terminate, and the Administrative Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Company. The Administrative Agent shall also execute and deliver to the Company upon such termination such Uniform Commercial Code termination statements and such other documentation as shall be reasonably requested by the Company to effect the termination and release of the Liens on the Collateral.

                  5.13 FURTHER ASSURANCES. The Company agrees that, from time to time upon the written request of the Administrative Agent, the Company will execute and deliver such further documents and do such other acts and things as the Administrative Agent may reasonably request in order fully to effect the purposes of this Agreement.

                  5.14 RELEASES. The parties hereto agree that upon the redemption by State Auto Financial of any Pledged Stock in accordance with its terms and the prepayment of Loans in respect thereof in accordance with Section
2.09 of the Credit Agreement, the Lien created hereunder on the Pledged Stock so redeemed shall be automatically released.

                  Section 6.  MISCELLANEOUS.

                  6.01 NO WAIVER. No failure on the part of the Administrative Agent or any Lender to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent or any Lender of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

                  6.02 NOTICES. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at its "Address for Notices" specified pursuant to Section 11.02 of the Credit Agreement and shall be deemed to have been given at the times specified in said Section 11.02.

                  6.03 AMENDMENTS, ETC. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Company and the Administrative Agent

(with the consent of the Lenders as specified in Section 10.09 of the Credit Agreement). Any such amendment or waiver shall be binding upon the Administrative Agent and each Lender, each holder of any of the Secured Obligations and the Company.

                  6.04 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Company, the Administrative Agent, the Lenders and each holder of any of the Secured Obligations (PROVIDED, however, that the Company shall not assign or transfer its rights hereunder without the prior written consent of the Administrative Agent).

                  6.05 CAPTIONS. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                  6.06 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Agreement by signing any such counterpart.

                  6.07 GOVERNING LAW, ETC. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York. The Company hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County (including its Appellate Division), and of any other appellate court in the State of New York, for the purposes of all legal proceedings arising out of or relating to this Pledge Agreement or the transactions contemplated hereby. The Company hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. EACH OF THE COMPANY, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  6.08 AGENTS AND ATTORNEYS-IN-FACT. The Administrative Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

                  6.09 SEVERABILITY. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                  6.10 THE ADMINISTRATIVE AGENT. As provided in Section 10 of the Credit Agreement, each Lender has appointed The Chase Manhattan Bank as its agent for purposes of this Agreement. Following the payment in full of all Secured Obligations outstanding under the Credit Agreement and the termination or expiration of the Commitments thereunder, the provisions of said Section 10 shall be deemed to continue in full force and effect for the benefit of the Administrative Agent under this Agreement. In that connection, following such payment in full and expiration and termination of the Commitments, the term "Majority Lenders" (as defined in said Section 1.01) shall be deemed to refer to Lenders holding Secured Obligations representing at least 66-2/3% of the aggregate Secured Obligations.

                  6.11 CERTAIN REGULATORY REQUIREMENTS. The Administrative Agent hereby acknowledges that, in connection with any exercise by it of the rights and remedies afforded to it hereunder, it may be necessary to provide notice to and/or obtain the prior consent or approval of certain governmental authorities. Notwithstanding anything to the contrary contained herein, the Administrative Agent will not take any action pursuant to this Agreement which would constitute or result in any transfer of control over State Auto Financial, or any other action, if such action, in either case, requires notice to and/or the prior consent or approval of governmental authorities without first providing such notice and/or obtaining such consent or approval. Upon the exercise by the Administrative Agent of any power, right or privilege or remedy pursuant to this Agreement which requires any consent, approval, recording, qualification or authorization of any governmental authority, the Company will, and will cause State Auto Financial to, (a) execute and deliver, or cause the execution and delivery of, all applications, instruments or other documents and papers that the Administrative Agent may reasonably require to be obtained for such governmental consent, approval, recording, qualification or authorization, (b) use its best efforts otherwise to secure such governmental consent, approval, recording, qualification or authorization and (c) take no action inconsistent therewith. The Company acknowledges that the Administrative Agent has no adequate remedy at law for the breach of any obligation of this Section 6.11, and that such obligations shall be enforceable by specific performance.

                  IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered as of the day and year first above written.

                                     SAF FUNDING CORPORATION

                                     By _________________________
                                      Title:

                                     THE CHASE MANHATTAN BANK,
                                      as Administrative Agent

                                     By _________________________
                                      Title:

                                                              EXHIBIT C-2 to the
                                                                Credit Agreement

                        [Form of Parent Pledge Agreement]

                                PLEDGE AGREEMENT

                  PLEDGE AGREEMENT dated as of August 16, 1996 between BROAD STREET CONTRACT SERVICES, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "PARENT"); and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders party to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

                  SAF Funding Corporation, a Delaware corporation (the "COMPANY"), certain lenders (the "LENDERS") and the Administrative Agent are parties to a Credit Agreement dated as of August 16, 1996 (as modified and supplemented and in effect from time to time, the "CREDIT AGREEMENT"), providing, subject to the terms and conditions thereof, for loans to be made by said Lenders to the Company. The Parent owns all of the issued and outstanding capital stock of the Company.

                  To induce said Lenders to enter into the Credit Agreement and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parent has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as hereinafter defined). Accordingly, the parties hereto agree as follows:

                  Section 1. DEFINITIONS. Terms defined in the Credit Agreement are used herein as defined therein. In addition, as used herein:

                  "COLLATERAL" shall have the meaning ascribed thereto in
Section 3.01 hereof.

                  "PLEDGED STOCK" shall have the meaning ascribed thereto in
Section 3.01(a) hereof.

                  "SECURED OBLIGATIONS" shall mean, collectively, (a) the principal of and interest on the Loans made by the Lenders to, and the Notes held by the Lenders of, the Company and all other amounts from time to time owing to the Lenders or the Administrative Agent by the Company under the Credit Documents and (b) all obligations of the Parent to the Lenders and the Administrative Agent hereunder.

                  "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

                  Section 2. REPRESENTATIONS AND WARRANTIES. The Parent represents and warrants to the Lenders and the Administrative Agent that:

                  2.01 CORPORATE EXISTENCE. The Parent is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation.

                  2.02 LITIGATION. There are no legal or arbitral proceedings or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of the Parent) threatened against the Parent that, if adversely determined, could (either individually or in the aggregate) have a material adverse effect on the making or performance by the Parent of this Agreement or the validity or enforceability thereof.

                  2.03 NO BREACH. None of the execution and delivery of this Agreement, the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws of the Parent, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Parent is a party or by which is bound or to which it is subject, or constitute a default under any such agreement or instrument, or (except for the Liens created pursuant to this Agreement) result in the creation or imposition of any Lien upon any Property of the Parent pursuant to the terms of any such agreement or instrument.

                  2.04 CORPORATE ACTION. The Parent has all necessary corporate power, authority and legal right to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by the Parent of this Agreement have been duly authorized by all necessary corporate action on its part (including, without limitation, any required shareholder approvals); and this Agreement has been duly and validly executed and delivered by the Parent and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  2.05 APPROVALS. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency, or any securities exchange are necessary for the execution, delivery or performance by the Parent of this Agreement or for the validity or enforceability hereof except for filings and recordings in respect of the Liens created pursuant to this Agreement.

                  2.06 TAXES. As of the Closing Date, the charges, accruals and reserves on the books of the Parent and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Parent, adequate.

                  2.07  PLEDGED STOCK.

                  (a) The Parent is the sole beneficial owner of the Collateral and no Lien exists or will exist upon the Collateral at any time (and no right or option to acquire the same exists in favor of any other Person), except for the pledge and security interest in favor of the Administrative Agent for the benefit of the Lenders created or provided for herein, which pledge and security interest will constitute a first priority perfected pledge and security interest in and to all of the Collateral.

                  (b) The Pledged Stock represented by the certificates identified in Annex 1 hereto is, and all other Pledged Stock in which the Parent shall hereafter grant a security interest pursuant to Section 3.01 hereof will be, duly authorized, validly existing, fully paid and non-assessable and none of such Pledged Stock is or will be subject to any contractual restriction, or any restriction under the charter or by-laws of the Company, upon the transfer of such Pledged Stock (except for any such restriction contained herein).

                  (c) The Pledged Stock represented by the certificates identified in Annex 1 hereto constitutes all of the issued and outstanding shares of capital stock of any class of the Company beneficially owned by the Parent on the date hereof (whether or not registered in the name of the Parent) and said Annex 1 correctly identifies, as at the date hereof, the respective class and par value of the shares comprising such Pledged Stock and the respective number of shares (and registered owners thereof) represented by each such certificate.

                  2.08 INVESTMENT COMPANY ACT. The Parent is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                  2.09 PUBLIC UTILITY HOLDING COMPANY ACT. The Parent is not a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  Section 3.  THE PLEDGE.

                  3.01 PLEDGE. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, the Parent hereby pledges and grants to the Administrative Agent, for the benefit of the Lenders as hereinafter provided, a security interest in all of the Parent's right, title and interest in, to and under the following Property, whether now owned by the Parent or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "COLLATERAL"):

                  (a) the shares of common stock of the Company represented by the certificates identified in Annex 1 hereto and all other shares of capital stock of whatever class of the Company, now or hereafter owned by the Parent, in each case together with the certificates evidencing the same (collectively, the "PLEDGED STOCK");

                  (b) all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;

                  (c) without affecting the obligations of the Parent under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger in which the Company is not the surviving corporation, all shares of each class of the capital stock of the successor corporation (unless such successor corporation is the Parent itself) formed by or resulting from such consolidation or merger; and

                  (d) all proceeds of and to any of the Property of the Parent described in the preceding clauses of this Section 3.01 (including, without limitation, all causes of action, claims and warranties now or hereafter held by the Parent in respect of any of the items listed above) and, to the extent related to any property described in said clauses or such proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers.

                  3.02 OBLIGATIONS UNCONDITIONAL. The obligations of the Parent under Section 3.01 hereof are absolute, unconditional and irrevocable, irrespective of the value, genuineness, validity, regularity or enforceability of the Secured Obligations, or any substitution, release or exchange of any other guarantee of or security for any of the Secured Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense available to the Parent, it being the intent of this
Section 3.02 that the obligations of the Parent hereunder shall be absolute, unconditional and irrevocable under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Parent hereunder which shall remain absolute, unconditional and irrevocable as described above:

                  (a) at any time or from time to time, without notice to the Parent, the time for any performance of or compliance with any of the Secured Obligations shall be extended, or such performance or compliance shall be waived;

                  (b) any of the acts mentioned in any of the provisions of this Agreement, the Credit Agreement, the Notes, the Put Agreement, the Standby Purchase Agreement or any other agreement or instrument referred to therein shall be done or omitted;

                  (c) the maturity of any of the Secured Obligations shall be accelerated, or any of the Secured Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement, the Credit Agreement, the Notes, the Put Agreement, the Standby Purchase Agreement or any other agreement or instrument referred to therein shall be waived or any guarantee of any of the Secured Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

                  (d) any change in the financial condition (including, without limitation, insolvency or bankruptcy) of the Company.

The Parent hereby expressly waives all of the defenses referred to above and diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against the Company or any other Person under the Credit Agreement, the Notes, the Put Agreement, the Standby Purchase Agreement or any other agreement or instrument referred therein, or against any other Person under any other guarantee of, or security for, any of the Obligations.

                  Section 4. COVENANTS. The Parent agrees that, until the payment and satisfaction in full of the Secured Obligations and the expiration or termination of the Commitments of the Lenders under the Credit Agreement:

                  4.01 LITIGATION. The Parent will promptly give to each Lender notice of all legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, affecting the Parent, except proceedings that, if adversely determined, would not (either individually or in the aggregate) have a material adverse effect on the making or performance by the Parent of this Agreement or the validity or enforceability thereof.

                  4.02 CORPORATE EXISTENCE, ETC. The Parent will: preserve and maintain its corporate existence and all of its material rights, privileges and franchises; comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements could (either individually or in the aggregate) materially and adversely affect the making or performance by the Parent of this Agreement or the validity or enforceability thereof; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; and permit representatives of any Lender or the Administrative Agent, during normal business hours, to examine, copy and make extracts from its books and records relating to the Collateral.

                  Section 5. FURTHER ASSURANCES; REMEDIES. In furtherance of the grant of the pledge and security interest pursuant to Section 3.01 hereof, the Parent hereby agrees with each Lender and the Administrative Agent as follows:

                  5.01  DELIVERY AND OTHER PERFECTION.  The Parent shall:

                  (a) if any of the shares, securities, moneys or property required to be pledged by the Parent under clauses (a), (b) and (c) of
         Section 3.01 hereof are received by the Parent, forthwith either (x) transfer and deliver to the Administrative Agent such shares or securities so received by the Parent (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Administrative Agent, pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as the Administrative Agent shall deem necessary or appropriate to duly record the Lien created hereunder in such shares, securities, moneys or property in said clauses (a), (b) and (c);

                  (b) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of the Administrative Agent) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Administrative Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, causing any or all of the Collateral to be transferred of record into the name of the Administrative Agent or its nominee (and the Administrative Agent agrees that if any Collateral is transferred into its name or the name of its nominee, the Administrative Agent will thereafter promptly give to the Parent copies of any notices and communications received by it with respect to the Collateral);

                  (c) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Administrative Agent may reasonably require in order to reflect the security interests granted by this Agreement; and

                  (d) permit representatives of the Administrative Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Administrative Agent to be present at the Parent's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by the Parent with respect to the Collateral, all in such manner as the Administrative Agent may require.

                  5.02 OTHER FINANCING STATEMENTS AND LIENS. Without the prior written consent of the Administrative Agent (granted with the authorization of the Lenders as specified in Section 10.09 of the Credit Agreement), the Parent shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Administrative Agent is not named as the sole secured party for the benefit of the Lenders.

                  5.03 PRESERVATION OF RIGHTS. The Administrative Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

                  5.04  COLLATERAL.

                  (1) The Parent will cause the Pledged Stock to constitute at all times 100% of the total number of shares of each class of capital stock of the Company then outstanding.

                  (2) So long as no Event of Default shall have occurred and be continuing, the Parent shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Stock for all purposes not inconsistent with the terms of this Agreement, the Credit Agreement, the Notes, the Put Agreement or any other instrument or agreement referred to herein or therein, PROVIDED that the Parent agrees that it will not vote the Collateral in any manner that is inconsistent with the terms of this Agreement, the Credit Agreement, the Notes, the Put Agreement or any such other instrument or agreement; and the Administrative Agent shall execute and deliver to the Parent or cause to be executed and delivered to the Parent all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Parent may reasonably request for the purpose of enabling the Parent to exercise the rights and powers that it is entitled to exercise pursuant to this
Section 5.04(2).

                  (3) Unless and until an Event of Default has occurred and is continuing, the Parent shall be entitled to receive, retain and use any dividends on the Pledged Stock paid in cash out of earned surplus and all proceeds of all other Collateral.

                  (4) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Administrative Agent or any Lender exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Credit Agreement, the Notes or any other agreement relating to such Secured Obligation, all dividends and other distributions on the Collateral shall be paid directly to the Administrative Agent and retained by it as part of the Collateral, subject to the terms of this Agreement, and, if the Administrative Agent shall so request in writing, the Parent agrees to execute and deliver to the Administrative Agent appropriate additional dividend, distribution and other orders and documents to that end, PROVIDED that if such Event of Default is cured, any such dividend or distribution theretofore paid to the Administrative Agent shall, upon request of the Parent (except to the extent theretofore applied to the Secured Obligations), be returned by the Administrative Agent to the Parent.

                  5.05 EVENTS OF DEFAULT, ETC. During the period during which an Event of Default shall have occurred and be continuing, but subject to the provisions of Section 6.11 hereof:

                  (a) the Administrative Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Administrative Agent were the sole and absolute owner thereof (and the Parent agrees to take all such action as may be appropriate to give effect to such right);

                  (b) the Administrative Agent in its discretion may, in its name or in the name of the Parent or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

                  (c) the Administrative Agent may, upon ten business days' prior written notice to the Parent of the time and place, with respect to the Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Administrative Agent, the Lenders or any of their respective agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Administrative Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Administrative Agent or any Lender or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Parent, any such demand, notice and right or equity being hereby expressly waived and released. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section
5.05 shall be applied in accordance with Section 5.09 hereof.

                  The Parent recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Parent acknowledges that any such private sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed, for that reason alone, not to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the Company or issuer thereof to register it for public sale.

                  5.06 NO LIABILITY FOR DEFICIENCY. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section
5.05 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Parent shall not be liable for any deficiency.

                  5.07 REMOVALS, ETC. Without at least 30 days' prior written notice to the Administrative Agent, the Parent shall not (i) maintain any of its books and records with respect to the Collateral at any office or maintain its principal place of business at any place other than at the address indicated beneath its signature hereto or (ii) change its name, or the name under which it does business, from the name shown on the signature pages hereto.

                  5.08 PRIVATE SALE. The Administrative Agent and the Lenders shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 5.05 hereof conducted in a commercially reasonable manner. The Parent hereby waives any claims against the Administrative Agent or any Lender arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Administrative Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

                  5.09 APPLICATION OF PROCEEDS. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto shall be applied by the Administrative Agent:

                  FIRST, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Administrative Agent and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by the Administrative Agent in connection therewith;

                  NEXT, to the payment in full of the Secured Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing or as the Lenders holding the same may otherwise agree; and

                  FINALLY, to the payment to the Parent, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

                  As used in this Section 5, "PROCEEDS" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Parent or any issuer of or obligor on any of the Collateral.

                  5.10 ATTORNEY-IN-FACT. Without limiting any rights or powers granted by this Agreement to the Administrative Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Administrative Agent is hereby appointed the attorney-in-fact of the Parent for the purpose of carrying out the provisions of this Section 5 and taking any action and executing any instruments that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Administrative Agent shall be entitled under this Section 5 to make collections in respect of the Collateral, the Administrative Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of the Parent representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

                  5.11 PERFECTION. Prior to or concurrently with the execution and delivery of this Agreement, the Parent shall deliver to the Administrative Agent all certificates identified in Annex 1 hereto, accompanied by undated stock powers duly executed in blank.

                  5.12 TERMINATION. When all Secured Obligations shall have been paid in full and the Commitments of the Lenders under the Credit Agreement shall have expired or been terminated, this Agreement shall terminate, and the Administrative Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Parent.

                  5.13 FURTHER ASSURANCES. The Parent agrees that, from time to time upon the written request of the Administrative Agent, the Parent will execute and deliver such further documents and do such other acts and things as the Administrative Agent may reasonably request in order fully to effect the purposes of this Agreement.

                  Section 6.  MISCELLANEOUS.

                  6.01 NO WAIVER. No failure on the part of the Administrative Agent or any Lender to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent or any Lender of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

                  6.02 NOTICES. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof (or, as to the Administrative Agent, on the signature pages of the Credit Agreement) or, as to either party, at such other address as shall be designated by such party in a notice to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                  6.03 AMENDMENTS, ETC. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Parent and the Administrative Agent (with the consent of the Lenders as specified in Section 10.09 of the Credit Agreement). Any such amendment or waiver shall be binding upon the Administrative Agent and each Lender, each holder of any of the Secured Obligations and the Parent.

                  6.04 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Parent, the Administrative Agent, the Lenders and each holder of any of the Secured Obligations (PROVIDED, however, that the Parent shall not assign or transfer its rights hereunder without the prior written consent of the Administrative Agent).

                  6.05 CAPTIONS. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                  6.06 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Agreement by signing any such counterpart.

                  6.07 GOVERNING LAW, ETC. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York. The Parent hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County (including its Appellate
Division), and of any other appellate court in the State of New York, for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Parent hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. EACH OF THE PARENT, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  6.08 AGENTS AND ATTORNEYS-IN-FACT. The Administrative Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

                  6.09 SEVERABILITY. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                  6.10 THE ADMINISTRATIVE AGENT. As provided in Section 10 of the Credit Agreement, each Lender has appointed The Chase Manhattan Bank as its agent for purposes of this Agreement. Following the payment in full of all Secured Obligations outstanding under the Credit Agreement and the termination or expiration of the Commitments thereunder, the provisions of said Section 10 shall be deemed to continue in full force and effect for the benefit of the Administrative Agent under this Agreement. In that connection, following such payment in full and expiration and termination of the Commitments, the term "Majority Lenders" (as defined in said Section 1.01) shall be deemed to refer to Lenders holding Secured Obligations representing at least 66-2/3% of the aggregate Secured Obligations.

                  6.11 CERTAIN REGULATORY REQUIREMENTS. The Administrative Agent hereby acknowledges that, in connection with any exercise by it of the rights and remedies afforded to it hereunder, it may be necessary to provide notice to and/or obtain the prior consent or approval of certain governmental authorities. Notwithstanding anything to the contrary contained herein, the Administrative Agent will not take any action pursuant to this Agreement which would constitute or result in any transfer of control over the Company, or any other action, if such action, in either case, requires notice to and/or the prior consent or approval of governmental authorities without first providing such notice and/or obtaining such consent or approval. Upon the exercise by the Administrative Agent of any power, right or privilege or remedy pursuant to this Agreement which requires any consent, approval, recording, qualification or authorization of any governmental authority, the Parent will, and will cause the Company to, (a) execute and deliver, or cause the execution and delivery of, all applications, instruments or other documents and papers that the Administrative Agent may reasonably require to be obtained for such governmental consent, approval, recording, qualification or authorization, (b) use its best efforts otherwise to secure such governmental consent, approval, recording, qualification or authorization and (c) take no action inconsistent therewith. The Parent acknowledges that the Administrative Agent has no adequate remedy at law for the breach of any obligation of this Section 6.11, and that such obligations shall be enforceable by specific performance.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                              BROAD STREET CONTRACT
                                SERVICES, INC.

                              By _________________________
                                 Title:

                              Address for Notices:

                              Broad Street Contract Services, Inc.
                              2 Wall Street
                              New York, New York 10005

                              Attention: Kevin Burns

                              Telecopier No.:  212-346-9012

                              Telephone No.: 212-346-9007

                              THE CHASE MANHATTAN BANK,
                               as Administrative Agent

                              By _________________________
                                 Title:

                                                                         ANNEX 1

                                  PLEDGED STOCK
                                  -------------

                          [See Section 2.07(b) and (c)]

                         Certificate                    Registered
Issuer                       Nos.                         Owner                        Number of Shares
------                       ----                         -----                        ----------------
SAF Funding                   1                         Broad Street                        1000
Corporation                                             Contract
                                                        Services, Inc.

                                                                       EXHIBIT D

                             [Form of Put Agreement]

                                [To be supplied]

                                  Put Agreement
                                   Schedule I
                                     Part A
                      Indebtedness in Excess OF $5,000,000
                      ------------------------------------


                         Disclosure of Schedule Omitted

                                  Put Agreement

                                   Schedule I

                                     Part B

                                      Liens
                                      -----


                         Disclosure of Schedule Omitted

                                 Put Agreement
                                  Schedule II
                                     Part A

                       Subsidiaries of State Auto Mutual
                       ---------------------------------


                         Disclosure of Schedule Omitted

                            ORGANIZATIONAL STRUCTURE
                                       OF
                        STATE AUTO HOLDING COMPANY SYSTEM

                               [GRAPHIC OMITTED]

                                  Put Agreement
                                   Schedule II
                                     Part B
                                   Investments
                                   -----------


                         Disclosure of Schedule Omitted

                                  Put Agreement

                                   Schedule IV

                                     Part A

                                  Equity Rights
                                  -------------


                         Disclosure of Schedule Omitted

                                 Put Agreement
                                   Schedule IV
                                     Part B


                         Disclosure of Schedule Omitted

                           Standby Purchase Agreement

                                   Schedule I

                                     Part A

                                  Equity Rights


                         Disclosure of Schedule Omitted

                           Standby Purchase Agreement

                                   Schedule I

                                     Part B


                         Disclosure of Schedule Omitted

                                                                EXHIBIT F to the
                                                                Credit Agreement

                   [Form of Opinion of Counsel to the Company]

                                                                 August 16, 1996

To each of the Lenders party to the
Credit Agreement referred to
below and The Chase Manhattan Bank,
as Administrative Agent

Ladies and Gentlemen:

                  We have acted as counsel to SAF Funding Corporation (the "COMPANY") and Broad Street Contract Services, Inc. (the "PARENT" and, together with the Company, the "OBLIGORS") in connection with (i) the Credit Agreement dated as of August 16, 1996 (the "CREDIT AGREEMENT") between the Company, the lenders party thereto (the "LENDERS") and The Chase Manhattan Bank, in its capacity as administrative agent for said Lenders (the "ADMINISTRATIVE AGENT"), providing for, among other things, extensions of credit to be made by the Lenders to the Company in an aggregate principal or stated amount not exceeding $100,000,000 and (ii) the agreements, instruments and other documents referred to in the next paragraph. All capitalized terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement or, if not defined in the Credit Agreement, in Annex 1 hereto. This opinion letter is delivered to you pursuant to Section 6.01(g) of the Credit Agreement.

                  In rendering the opinions expressed below, we have examined the following agreements, instruments and other documents:

         (a)      the Credit Agreement;

         (b)      the Company Pledge Agreement;

         (c)      the Parent Pledge Agreement;

         (d) the Standby Purchase Agreement (collectively with the agreements referred to in clauses (a) through (c), the "CREDIT DOCUMENTS");

         (e) certain financing statements being executed and delivered pursuant to Section 6( ) of the Credit Agreement concurrently with the delivery of this opinion
                  (collectively, the "FINANCING STATEMENTS"); and

         (f) such records of the Obligors and such other documents as we have deemed necessary as a basis for the opinions expressed below.

                  In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. When relevant facts were not independently established, we have relied upon certificates of governmental officials and appropriate representatives of the Obligors and upon representations made in or pursuant to the Credit Documents.

                  In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter, that (except, to the extent set forth in the opinions expressed below, as to the Obligors):

           (i) such documents have been duly authorized by, have been duly executed and delivered by, and constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

          (ii)    all signatories to such documents have been duly authorized;
                  and

         (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate, partnership or other) to execute, deliver and perform such documents.

                  Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that:

                  1. Each Obligor is a corporation duly organized, validly
             existing and in good standing under the laws of the State of Delaware.

                  2. Each Obligor has all requisite corporate power to execute and deliver, and to perform its obligations and to incur liabilities under, the Credit Documents to which it is intended to be a party.

                  3. The execution, delivery and performance by each Obligor of, and the incurrence by such Obligor of liabilities under, each Credit Document to which it is intended to be a party have been duly authorized by all necessary corporate action on the part of the Company.

                  4. Each Credit Document has been duly executed and delivered by the Company.

                  5. Each Credit Document constitutes the legal, valid and
             binding obligation of each

             Obligor party thereto, enforceable against such Obligor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Credit Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

                  6. No authorization, approval or consent of, and no filing or registration with, any governmental or regulatory authority or agency of the United States of America or the State of New York is required on the part of either Obligor for the execution, delivery or performance by such Obligor of, or for the incurrence by such Obligor of any liabilities under, any of the Credit Documents.

                  7. The execution, delivery and performance by each Obligor of, and the consummation by such Obligor of the transactions contemplated by, the Credit Documents do not and will not (a) violate any provision of the charter or by-laws of such Obligor,
             (b) violate any provision of the Delaware General Corporation Law,
             (c) violate any applicable law, rule or regulation of the United States of America or the State of New York, (d) violate any order, writ, injunction or decree of any court or governmental authority or agency or any arbitral award applicable to such Obligor of which we have knowledge (after due inquiry) or (e) result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of any indebtedness pursuant to the terms of, any agreement or instrument of which we have knowledge (after due inquiry) to which such Obligor is a party or by which it is bound or to which it is subject, or (except for the Liens created pursuant to the Pledge Agreements) result in the creation or imposition of any Lien upon any Property of such Obligor pursuant to the terms of any such agreement or instrument.

                  8. We have no knowledge (after due inquiry) of any legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, now pending or threatened against or affecting either Obligor or any of its Properties that, if adversely determined, could have a Material Adverse Effect.

                  9. The issued and outstanding shares of capital stock of the
             Company consist of the type and number of shares described in Annex 1 to the Parent Pledge Agreement. All of said shares have been duly and validly issued and are fully paid and nonassessable.

                  10. Each Pledge Agreement is effective to create, in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders, a valid security interest under the Uniform Commercial Code as in effect in the State of New York (the "UCC") in all of the right, title and interest of the Obligor party thereto in, to and under the Collateral (as defined in such Pledge Agreement) as collateral security for the payment when due of the Secured Obligations (as defined in such Pledge Agreement), except that (a) such security interest will continue in Collateral (as so defined) after its sale, exchange or other disposition and in any Proceeds thereof only to the extent provided in Section 9-306 of the UCC, (b) such security interest in any portion of the Collateral (as so defined) in which such Obligor acquires rights after the commencement of a case under the Bankruptcy Code in respect of the Company may be limited by Section 552 of the Bankruptcy Code and (c) the creation of a security interest in any Pledged Stock (as defined in such Pledge Agreement) constituting a Security requires the transfer thereof to the Administrative Agent pursuant to Section 8-313(1) of the UCC, which transfer in the case of a Certificated Security, may be effected in the manner contemplated by paragraph 11 below.


                  11. The security interest referred to in paragraph 10 above in that portion of such Collateral consisting of a Certificated Security (including the Pledged Stock (as defined in the Pledge Agreements)), will, upon the creation of such security interest, be perfected by the Administrative Agent taking and thereafter retaining possession in the State of New York of such Certificated Security (or any certificates representing any such Certificated Security).

                  12. The security interest referred to in paragraph 10 above in the Standby Purchase Agreement will, upon the creation of such security interest, be perfected by filing the Financing Statements in the offices of the Secretary of State of the State of New York and the County Clerk of New York County, New York.

                  13. With respect to any portion of such Collateral consisting of a Certificated Security (including the Pledged Stock (as defined in the Pledge Agreements)), if such security interest in perfected by the Administrative Agent in the manner specified in paragraph 11 above in good faith and without notice of any Adverse Claim and in bearer form or in registered form issued to the Administrative Agent or indorsed to the Administrative Agent or in blank, such perfected security interest will have priority over all other security interests theretofore or thereafter created under the UCC.

                  The foregoing opinions are subject to the following comments and qualifications:

                  (A) The enforceability of provisions in the Credit Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

                  (B) We express no opinion as to (i) the effect of the laws of any jurisdiction in which any Lender is located (other than the State of New York) that limit the interest, fees or other charges such Lender may impose for the loan or use of money or other credit, (ii) Section 4.07(c) of the Credit Agreement, (iii) the second paragraph of Section 11.01 of the Credit Agreement and (iv) the second sentence of Section 11.09 of the Credit Agreement (and any similar provisions in any of the other Credit Documents), insofar as such sentence relates to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to the Credit Documents.

                  (C) We wish to point out that the obligations of either
             Obligor, and the rights and
             remedies of the Administrative Agent, under the Pledge Agreement to which such Obligor is a party may be subject to possible limitations upon the exercise of remedial or procedural provisions contained in such Pledge Agreement, provided that such limitations do not, in our opinion (but subject to the other comments and qualifications set forth in this opinion letter), make the remedies and procedures that will be afforded to the Administrative Agent and the Lenders inadequate for the practical realization of the substantive benefits purported to be provided to the Administrative Agent and the Lenders by such Pledge Agreement.

                  (D) With respect to our opinions in paragraphs 10 through 13 above, we express no opinion as to the creation, perfection or priority of any security interest in (or other lien on) any portion of the Collateral (as defined in either Pledge Agreement) (i) to the extent that, pursuant to Section 9-104 of the UCC, Article 9 of the UCC does not apply thereto or (ii) consisting of Uncertificated Securities.

                  (E) We express no opinion as to the existence of, or the
             right, title or interest of the Company in, to or under, any of the Collateral (as defined in either Pledge Agreement).

                  (F) Except as expressly provided in paragraphs 10 through 13 above, we express no opinion as to the creation, perfection or priority of any security interest in, or other lien on, the Collateral (as defined in the Company Pledge Agreement).

                  (G) We invite your attention to the fact that an act to amend
             Articles 8 and 9 of the New York Uniform Commercial Code was introduced in the New York State Assembly on March 18, 1996 (Assembly Bill No. 9454) and in the New York State Senate on March 20, 1996 (Senate Bill No. 6571). This act (which was referred to the Committee on Judiciary) would replace the current Article 8 (and certain related provisions of Article 9) with the version of revised Article 8 adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws in 1994. If enacted in the form proposed, this act would materially change the opinions expressed in paragraphs 2, 3 and 4 above (insofar as such opinions relate to Securities) were such opinions to be rendered after such enactment.

                  The foregoing opinions are limited to matters involving the Federal laws of the United States of America, the Delaware General Corporation Law and the law of the State of New York, and we do not express any opinion as to the laws of any other jurisdiction.

                  At the request of our clients, this opinion letter is provided to you by us in our capacity as counsel to the Obligors, and this opinion letter may not be relied upon by any Person for any purpose other than in connection with the transactions contemplated by the Credit Agreement without, in each instance, our prior written consent.

                                                     Very truly yours,

                                                                         Annex 1

                                  DEFINED TERMS

                  "ADVERSE CLAIM" means an "adverse claim" within the meaning of
Section 8-302(2) of the UCC.

                  "CERTIFICATED SECURITY" means a "certificated security" within the meaning of Section 8- 102(1)(a) of the UCC, other than a Clearing Corporation Security.

                  "CLEARING CORPORATION" means a "clearing corporation" within the meaning of Section 8-102(3) of the UCC.

                  "CLEARING CORPORATION SECURITY" means a Security that is either (a) an Uncertificated Security that is (i) issued by an issuer organized under the laws of the State of New York and (ii) registered in the name of a Clearing Corporation or of a Custodian or the nominee of a Clearing Corporation or such Custodian or (b) a "certificated security" (within the meaning of Section 8- 102(1)(a) of the UCC) that is (i) held in the State of New York in the custody of a Clearing Corporation or of a Custodian or the nominee of such Clearing Corporation or such Custodian subject to the exclusive control of such Clearing Corporation and (ii) in bearer form or indorsed in blank by an appropriate Person or registered in the name of a Clearing Corporation or of a Custodian or the nominee of such Clearing Corporation or such Custodian subject to the exclusive control of such Clearing Corporation.

                  "CUSTODIAN" means a "custodian" within the meaning of Section 8-102(4) of the UCC.

                  "PROCEEDS" means "proceeds" within the meaning of Section 9-306(1) of the UCC.

                  "SECURITY" means a "security" as such term is defined in
Section 8-102(1)(c) of the UCC.

                  "UNCERTIFICATED SECURITY" means an "uncertificated security" within the meaning of Section 8-102(1)(b) of the UCC.

                                                                EXHIBIT G to the
                                                                Credit Agreement

             [Form of Opinion of Special New York Counsel to Chase]

                                                                 August 16, 1996

To the Lenders party to the
Credit Agreement referred to
below and The Chase Manhattan Bank,
as Administrative Agent

Ladies and Gentlemen:

                  We have acted as special New York counsel to The Chase Manhattan Bank, ("CHASE") in connection with (i) the Credit Agreement dated as of August 16, 1996 (the "CREDIT AGREEMENT") between SAF Funding Corporation (the "COMPANY"), the lenders party thereto (the "LENDERS") and Chase, as Administrative Agent, providing for loans to be made by the Lenders to the Company in an aggregate principal amount not exceeding $100,000,000 and (ii) the various other agreements, instruments and other documents referred to in the next following paragraph. All capitalized terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement or, if not defined in the Credit Agreement, in Annex 1 hereto. This opinion letter is being delivered pursuant to Section 6.01(h) of the Credit Agreement.

                  In rendering the opinions expressed below, we have examined the following agreements, instruments and other documents:

                  (a)      the Credit Agreement;

                  (b)      the Company Pledge Agreement;

                  (c)      the Parent Pledge Agreement;

                  (d)      the Put Agreement; and

                  (e)      the Standby Purchase Agreement.

The agreements, instruments and other documents referred to in the foregoing lettered clauses are collectively referred to as the "BASIC DOCUMENTS"; the Company Pledge Agreement and the Parent Pledge Agreement are collectively referred to as the "PLEDGE AGREEMENTS"; the Company, the Parent and the State Auto Obligors are herein collectively referred to as the "OBLIGORS".

                  In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. When relevant facts were not independently established, we have relied upon representations made in or pursuant to the Credit Documents.

                  In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter, that:

                (i) such documents have been duly authorized by, have been duly executed and delivered by, and (except to the extent set forth in the opinions below as to the Obligors) constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

               (ii) all signatories to such documents have been duly authorized; and

              (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

                  Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that:

                  1. Each of the Basic Documents constitutes the legal, valid and binding obligation of each Obligor party thereto, enforceable against such Obligor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Basic Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

                  2. Each Pledge Agreement is effective to create, in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders, a valid security interest under the Uniform Commercial Code as in effect in the State of New York (the "UCC") in all of the right, title and interest of the Obligor party thereto in, to and under the Collateral (as defined in such Pledge Agreement) as collateral security for the payment when due of the Secured Obligations (as defined in such Pledge Agreement), except that (a) such security interest will continue in Collateral (as so defined) after its sale, exchange or other disposition and in any Proceeds thereof only to the extent provided in Section 9-306 of the UCC, (b) such security interest in any portion of the Collateral (as so defined) in which such Obligor acquires rights after the commencement of a case under the Bankruptcy Code in respect of such Obligor may be limited by Section 552 of the Bankruptcy Code and (c) the creation of a security interest in any Pledged Stock (as defined in such Pledge Agreement) constituting a Security requires the transfer thereof to the Administrative Agent pursuant to Section 8-313(1) of the UCC, which transfer in the case of a Certificated Security, may be effected in the manner contemplated by paragraph 3 below.

                  3. The security interest referred to in paragraph 2 above in that portion of such Collateral consisting of a Certificated Security (including the Pledged Stock (as defined in the Pledge Agreements)), will, upon the creation of such security interest, be perfected by the Administrative Agent taking and thereafter retaining possession in the State of New York of such Certificated Security (or any certificates representing any such Certificated Security).

                  4. With respect to any portion of such Collateral consisting of a Certificated Security (including the Pledged Stock (as defined in the Pledge Agreements)), if such security interest in perfected by the Administrative Agent in the manner specified in paragraph 3 above in good faith and without notice of any Adverse Claim and in bearer form or in registered form issued to the Administrative Agent or indorsed to the Administrative Agent or in blank, such perfected security interest will have priority over all other security interests theretofore or thereafter created under the UCC.

                  The foregoing opinions are subject to the following comments and qualifications:

                  (A) The enforceability of Section 5.03 of the Put Agreement and Section 6.04 of the Standby Purchase Agreement (and any similar provision in any of the other Basic Documents) may be limited by
             (i) laws rendering unenforceable indemnification contrary to Federal or state securities laws and the public policy underlying such laws and (ii) laws limiting the enforceability of provisions exculpating or exempting a party, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct.

                  (B) The enforceability of provisions in the Basic Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

                  (C) We express no opinion as to (i) the effect of the laws of any jurisdiction in which any Bank is located (other than the State of New York) that limit the interest, fees or other charges such Bank may impose, (ii) Section 4.07(c) of the Credit Agreement,
             (iii) the second paragraph of Section 11.01 of the Credit Agreement and (iv) the second sentence of Section 11.10 of the Credit Agreement, Section 7.07 of the Standby Purchase Agreement and
             Section 5.08 of the Put Agreement (and any similar provisions in any of the other Basic Documents), insofar as such sentence relates to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to any of the Basic Documents.

                  (D) We wish to point out that the obligations of the Obligors, and the rights and remedies of the Administrative Agent, under the Pledge Agreements may be subject to possible limitations upon the exercise of remedial or procedural provisions contained in the

             Pledge Agreements, provided that such limitations do not, in our opinion (but subject to the other comments and qualifications set forth in this opinion letter), make the remedies and procedures that will be afforded to the Administrative Agent and the Lenders inadequate for the practical realization of the substantive benefits purported to be provided to the Administrative Agent and the Lenders by the Pledge Agreements.

                  (E) With respect to our opinions in paragraphs 2, 3 and 4
             above, we express no opinion as to the creation, perfection or priority of any security interest in (or other lien on) any portion of the Collateral (as defined in the Pledge Agreements) (i) to the extent that, pursuant to Section 9-104 of the UCC, Article 9 of the UCC does not apply thereto or (ii) consisting of Uncertificated Securities.

                  (F) We express no opinion as to the existence of, or the
             right, title or interest of the Obligors in, to or under, any of the Collateral (as defined in the Pledge Agreements).

                  (G) Except as expressly provided in paragraphs 2 through 4 above, we express no opinion as to the creation, perfection or priority of any security interest in, or other lien on, the Collateral (as defined in the Pledge Agreements).

                  (H) We invite your attention to the fact that an act to amend
             Articles 8 and 9 of the New York Uniform Commercial Code was introduced in the New York State Assembly on March 18, 1996 (Assembly Bill No. 9454) and in the New York State Senate on March 20, 1996 (Senate Bill No. 6571). This act (which was referred to the Committee on Judiciary) would replace the current Article 8 (and certain related provisions of Article 9) with the version of revised Article 8 adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws in 1994. If enacted in the form proposed, this act would materially change the opinions expressed in paragraphs 2, 3 and 4 above (insofar as such opinions relate to Securities) were such opinions to be rendered after such enactment.

                  The foregoing opinions are limited to matters involving the Federal laws of the United States and the law of the State of New York, and we do not express any opinion as to the laws of any other jurisdiction.

                  At the request of our client, this opinion letter is, pursuant to Section 6.01(h) of the Credit Agreement, provided to you by us in our capacity as special New York counsel to Chase and may not be relied upon by any Person for any purpose other than in connection with the transactions contemplated by the Credit Agreement without, in each instance, our prior written consent.

                                                     Very truly yours,

WJM/TDB

                                                                         Annex 1

                                  DEFINED TERMS

                  "ADVERSE CLAIM" means an "adverse claim" within the meaning of
Section 8-302(2) of the UCC.

                  "CERTIFICATED SECURITY" means a "certificated security" within the meaning of Section 8- 102(1)(a) of the UCC, other than a Clearing Corporation Security.

                  "CLEARING CORPORATION" means a "clearing corporation" within the meaning of Section 8-102(3) of the UCC.

                  "CLEARING CORPORATION SECURITY" means a Security that is either (a) an Uncertificated Security that is (i) issued by an issuer organized under the laws of the State of New York and (ii) registered in the name of a Clearing Corporation or of a Custodian or the nominee of a Clearing Corporation or such Custodian or (b) a "certificated security" (within the meaning of Section 8- 102(1)(a) of the UCC) that is (i) held in the State of New York in the custody of a Clearing Corporation or of a Custodian or the nominee of such Clearing Corporation or such Custodian subject to the exclusive control of such Clearing Corporation and (ii) in bearer form or indorsed in blank by an appropriate Person or registered in the name of a Clearing Corporation or of a Custodian or the nominee of such Clearing Corporation or such Custodian subject to the exclusive control of such Clearing Corporation.

                  "CUSTODIAN" means a "custodian" within the meaning of Section 8-102(4) of the UCC.

                  "PROCEEDS" means "proceeds" within the meaning of Section 9-306(1) of the UCC.

                  "SECURITY" means a "security" as such term is defined in
Section 8-102(1)(c) of the UCC.

                  "UNCERTIFICATED SECURITY" means an "uncertificated security" within the meaning of Section 8-102(1)(b) of the UCC.

                                                                EXHIBIT H to the
                                                                Credit Agreement

                       [Form of Confidentiality Agreement]

                            CONFIDENTIALITY AGREEMENT

                                                  [Date]

[Insert Name and
  Address of Prospective
  Participant or Assignee]

                  Re: Credit Agreement dated as of August 16, 1996 (as modified and supplemented and in effect from time to time, the "CREDIT AGREEMENT"), between SAF Funding Corporation (the "COMPANY"), the lenders party thereto and The Chase Manhattan Bank, as Administrative Agent.

Dear Ladies and Gentlemen:

                  As a Lender party to the Credit Agreement, we have agreed with the Company pursuant to Section 11.11 of the Credit Agreement to use reasonable precautions to keep confidential, except as otherwise provided therein, all non-public information identified by the Company as being confidential at the time the same is delivered to us pursuant to the Credit Agreement.

                  As provided in said Section 11.11, we are permitted to provide you, as a prospective [holder of a participation in the Loans (as defined in the Credit Agreement)] [assignee Lender], with certain of such non-public information subject to the execution and delivery by you, prior to receiving such non-public information, of a Confidentiality Agreement in this form. Such information will not be made available to you until your execution and return to us of this Confidentiality Agreement.

                  Accordingly, in consideration of the foregoing, you agree (on behalf of yourself and each of your affiliates, directors, officers, employees and representatives and for the benefit of us and the Company) that (A) such information will not be used by you except in connection with the proposed [participation][assignment] mentioned above and (B) you shall use reasonable precautions, in accordance with your customary procedures for handling confidential information and in accordance with safe and sound banking practices, to keep such information confidential, PROVIDED that nothing herein shall limit the disclosure of any such information (i) after such information shall have become public (other than through a violation of Section 11.11 of the Credit Agreement), (ii) to the extent required by statute, rule, regulation or judicial process, (iii) to your counsel or to counsel for any of the Lenders or the Administrative Agent, (iv) to bank examiners (or any other regulatory authority having jurisdiction over any Lender or the

Administrative Agent), or to auditors or accountants, (v) to the Administrative Agent or any other Lender (or to Chase Securities Inc.), (vi) in connection with any litigation to which you or any one or more of the Lenders or the Administrative Agent are a party, or in connection with the enforcement of rights or remedies under the Credit Agreement or under any other Credit Document, (vii) to a subsidiary or affiliate of yours as provided in Section 11.11(a) of the Credit Agreement or (viii) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first executes and delivers to you a Confidentiality Agreement substantially in the form hereof; PROVIDED, FURTHER, that in no event shall you be obligated to return any materials furnished to you pursuant to this Confidentiality Agreement.

                  If you are a prospective assignee, your obligations under this Confidentiality Agreement shall be superseded by Section 11.11 of the Credit Agreement on the date upon which you become a Lender under the Credit Agreement pursuant to Section 11.05(b) thereof.

                  Please indicate your agreement to the foregoing by signing as provided below the enclosed copy of this Confidentiality Agreement and returning the same to us.

                                                   Very truly yours,

                                                   [INSERT NAME OF LENDER]

                                                   By_________________________

The foregoing is agreed to
as of the date of this letter.

[INSERT NAME OF PROSPECTIVE
 PARTICIPANT OR ASSIGNEE]

By_________________________

                                                                EXHIBIT I to the
                                                                Credit Agreement

                       [Form of Assignment and Acceptance]

                            ASSIGNMENT AND ACCEPTANCE

                  Reference is made to the Credit Agreement, dated as of August 16, 1996 (as modified and supplemented and in effect from time to time, the "CREDIT AGREEMENT"), between SAF Funding Corporation, a Delaware, the lenders named therein, and The Chase Manhattan Bank, as administrative agent for such lenders. Terms defined in the Credit Agreement are used herein as defined therein.

                  ____________________ (the "ASSIGNOR") and ____________________
(the "ASSIGNEE") agree as follows:

                  1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date as set forth in Schedule 1 hereto (the "EFFECTIVE DATE"), an interest (the "ASSIGNED INTEREST") in and to the Assignor's rights and obligations under the Credit Agreement with respect to the Commitment and the Loans, in a principal amount and percentage as set forth on Schedule 1.

                  2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or any other obligation or the performance or observance by the Company or any other obligor of any of their respective obligations under the Credit Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto or thereto; and (iii) attaches the Note(s) held by it and requests that the Administrative Agent exchange such Note(s) for a new Note or Notes payable to the Assignor (if the Assignor has retained any interest in the Assigned Facility) and a new Note or Notes payable to the Assignee in the respective amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

                  3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 7.02 thereof, the financial statements delivered pursuant to Section 8.01 thereof, if any, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit

Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (iv) appoints and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (v) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

                  4. Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by the Administrative Agent pursuant to Section 11.05(b) of the Credit Agreement, effective as of the Effective Date (which date shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance by the Administrative Agent).

                  5. Upon such acceptance, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee which accrue subsequent to the Effective Date.

                  6. From and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Credit Documents and shall be bound by the provisions thereof and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement except as provided in Section 11.06 of the Credit Agreement.

                  7. This Assignment and Acceptance shall be governed by and construed in accordance with the law of the State of New York.

                  8. This Assignment and Acceptance may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Assignment and Acceptance by signing any such counterpart.

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                  Schedule 1 to
                            Assignment and Acceptance
                        relating to the Credit Agreement,
                          dated as of August 16, 1996,
                        between SAF Funding Corporation,
                          the lenders named therein and
        The Chase Manhattan Bank, as administrative agent for the Lenders
                 (in such capacity, the "ADMINISTRATIVE AGENT")

Name of Assignor:

Name of Assignee:

Effective Date of Assignment:

      Principal                                     Percentage
AMOUNT ASSIGNED                                      ASSIGNED
-------------------------------------------------------------

[ASSIGNEE]                                    [ASSIGNOR]

By:___________________________      By:__________________________
   Title:                                       Title:


                                        [Consented to and] Accepted:

                                        THE CHASE MANHATTAN BANK, as
                                          Administrative Agent

                                        By:__________________________
                                           Title:

                                        [Consented to:

                                        SAF FUNDING CORPORATION

                                        By:__________________________

                                           Title:

                                        STATE AUTOMOBILE MUTUAL
                                          INSURANCE COMPANY

                                        By:__________________________
                                           Title:]